                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                            HEWLETT-PACKARD COMPANY
.............................................................................
               (Name of Registrant as Specified In Its Charter)

                               D. CRAIG NORDLUND
..............................................................................
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
         .......................................................................

      2) Aggregate number of securities to which transaction applies:
         .......................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/
         .......................................................................

      4) Proposed maximum aggregate value of transaction:
         .......................................................................

_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ......................................................

      2) Form, Schedule or Registration Statement No.:
         ......................................................

      3) Filing Party:
         ......................................................

      4) Date Filed:
         ......................................................


Notes:

- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------

                            [HEWLETT-PACKARD LOGO]

        3000 HANOVER STREET, PALO ALTO, CALIFORNIA 94304 (415) 857-1501

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS--FEBRUARY 22, 1994

To the Shareholders:

  The annual meeting of the shareholders of Hewlett-Packard Company, a California corporation (the "Company"), will be held, as provided in the Company's Amended By-Laws, on Tuesday, February 22, 1994, at 2 o'clock in the afternoon in the Oak Room of the Company's facility located at 19447 Pruneridge Avenue, Cupertino, California, for the following purposes:

  1. To elect a Board of 14 Directors to serve for the ensuing year.

  2. To consider and act upon a proposal that the shareholders approve amendments to the Company's Tax Saving Capital Accumulation Plan.

  3. To consider and act upon a proposal that the shareholders approve the appointment of Price Waterhouse as the Company's independent accountants for the 1994 fiscal year.

  4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

  Nominees for directors are set forth in the enclosed Proxy Statement.

  Only shareholders of record at the close of business on Monday, December 27, 1993, will be entitled to vote at this meeting. The meeting will begin promptly at 2 o'clock. Shareholders who arrive after the meeting has begun will not be admitted to the Oak Room, but may view the televised proceedings in a nearby auditorium.

                                   By Order of the Board of Directors

                                   /s/ D. Craig Nordlund
                                   ----------------------
                                   D. Craig Nordlund
                                   Associate General Counsel and Secretary

Palo Alto, California
January 20, 1994

- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------

                                PROXY STATEMENT

                              ------------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of Hewlett-Packard Company, a California corporation (the "Company" or "HP"), for use at the 1994 annual meeting of shareholders to be held on February 22, 1994. Only shareholders of record on December 27, 1993 will be entitled to vote at that meeting. On December 27, 1993, the Company had approximately 252.5 million shares of Common Stock issued and outstanding.

  The Company's principal executive offices are located at 3000 Hanover Street, Palo Alto, California 94304. The approximate date on which the Proxy Statement and the accompanying proxy are first being sent to shareholders is January 20, 1994.

VOTING

  Each share of Common Stock outstanding on the record date is entitled to one vote. In addition, every shareholder, or his proxy, entitled to vote upon the election of directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his votes calculated on the same principle among as many candidates as he thinks fit. No shareholder or proxy, however, shall be entitled to cumulate votes unless such candidate or candidates have been nominated prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

REVOCABILITY OF PROXIES

  Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by filing with the Secretary of the Company an instrument of revocation or by the presentation at the meeting of a duly executed proxy bearing a later date. It also may be revoked by attendance at the meeting and election to vote in person.

SOLICITATION

  The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy and any additional material which may be furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The solicitation of proxies will be made by the use of the mails and through direct communication with certain shareholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation therefor. The Company has engaged Corporate Investor Communications, Inc. ("CIC") to solicit proxies and distribute materials to brokerage houses, banks, custodians and other nominee holders. The Company will pay CIC $6,000 for these services.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                            COMMITTEES OF THE BOARD

  COMPENSATION OF DIRECTORS--STANDARD ARRANGEMENTS. Directors who were not otherwise employed by the Company were paid an annual retainer of $26,000 during fiscal 1993 and received an additional fee of $1,200 for attendance at each meeting of the Board of Directors, as well as $900 for attendance at each meeting of a committee of the Board. Directors who are employed by the Company receive a fee of $1,200 for attendance at each meeting of the Board of Directors but are not compensated for attendance at meetings of committees of the Board. A non-employee director serving as a committee chairman receives an additional $3,000 per year. Non-employee directors may elect to receive stock options in place of the $26,000 annual retainer fee pursuant to the Company's 1987 Director Option Plan. Directors are reimbursed for any expenses attendant to Board membership.

  COMPENSATION OF DIRECTORS--OTHER ARRANGEMENTS. In addition to the standard arrangements described above, each non-employee director receives $5,000 per year in deferred compensation under the Company's Independent Director Deferred Compensation Program (the "Independent Director Program"). The purpose of the Independent Director Program is to encourage independent directors of the Company to continue to provide services that are considered essential to the Company's progress and thus give them further incentive to continue as directors of the Company. Directors of the Company who are not employees of the Company or any subsidiary of the Company are eligible to participate in the Independent Director Program. On March 1 of each year until an independent director terminates his services with the Company for any reason, the Company credits $5,000 to a reserve fund to provide deferred compensation for the director. The money allocated is credited with interest compounded semi-annually. Upon termination of the independent director's services with the Company, the entire amount then allocated to the reserve fund for such director, including all accrued interest, will be paid in a lump sum to the director, or a designated beneficiary if termination of services is due to death. If a director terminates services before the last day of February of any year, the amount of deferred compensation and interest payable to the director will be prorated to reflect the number of whole months of service performed by the director in that year.

  BOARD OF DIRECTORS--During fiscal 1993 there were six meetings of the Board of Directors.

  AUDIT COMMITTEE--The Company's Audit Committee consisted of four non-employee directors in fiscal 1993: Shirley M. Hufstedler (Chair), Harold J. Haynes, Donald E. Petersen and T.A. Wilson. The Audit Committee met three times in fiscal 1993. The Audit Committee meets independently with the internal auditing staff, with representatives of the Company's independent accountants and with representatives of senior management. The committee reviews the general scope of the Company's annual audit, matters relating to internal control systems and the fee charged by the independent accountants. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's auditors and for recommending the engagement or discharge of the Company's independent accountants. The committee is also responsible for monitoring the Company's compliance with the principles of the Defense Industry Initiative.

  EXECUTIVE COMPENSATION AND STOCK OPTION COMMITTEE--In fiscal 1993, the Company had an Executive Compensation and Stock Option Committee consisting of five non-employee directors: Harold J. Haynes (Chair), John B. Fery, Donald E. Petersen, Hicks B. Waldron and T.A. Wilson. The committee met five times in fiscal 1993. The committee is responsible for approving and reporting to the Board on the annual compensation for all officers, including salary, stock options and stock appreciation rights. The committee is also responsible for granting stock awards, stock options, stock appreciation rights and other awards to be made under the Company's existing incentive compensation plans.

  NOMINATING COMMITTEE--In fiscal 1993, the Company's Nominating Committee consisted of six directors: Harold J. Haynes (Chair), John B. Fery, Shirley M. Hufstedler, Paul F. Miller, Jr., David Packard and Lewis E. Platt. Mr. Packard retired from the Board in September 1993. The Committee met once in fiscal 1993. The committee is responsible for proposing a slate of directors for election by the shareholders at each annual meeting and for proposing candidates to fill any vacancies on the Board. The committee will consider candidates for Board membership proposed by shareholders who have complied with the procedures described beginning on page 4. Any shareholder wishing to nominate a candidate for director must follow such procedures.

  EXECUTIVE COMMITTEE--The Company also has an Executive Committee, which in fiscal 1993 consisted of three directors: Lewis E. Platt (Chair), Richard A. Hackborn and William E. Terry. Pursuant to the Company's Amended By-Laws, the Executive Committee has all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except those powers that, by law, cannot be delegated by the Board of Directors. The Executive Committee met fourteen times during fiscal 1993.

  EMPLOYEE BENEFITS COMMITTEE--In fiscal 1993, the Company's Employee Benefits Committee consisted of seven directors: John B. Fery (Chair), Thomas E. Everhart, Richard A. Hackborn, Walter B. Hewlett, George A. Keyworth II, Condoleezza Rice and William E. Terry. Ms. Rice resigned from the Board in September 1993. This committee met twice in fiscal 1993 and is generally responsible for the supervision and management of the Company's employee benefit plans.

  INVESTMENT COMMITTEE--The Company's Investment Committee was composed of five directors in fiscal 1993: Paul F. Miller, Jr. (Chair), David W. Packard, Condoleezza Rice, Hicks B. Waldron and T.A. Wilson. Ms. Rice resigned from the Board in September 1993. The Investment Committee, which met three times in fiscal 1993, is responsible for the supervision of the investment of all assets held by the Company's Deferred Profit-Sharing Plan, Supplemental Pension Plan and other employee benefit funds.

  BOARD REVIEW COMMITTEE--The Company's Board Review Committee consisted of ten members in fiscal 1993, which included directors T. A. Wilson (Chair), Thomas
E. Everhart, Richard A. Hackborn, Harold J. Haynes, Walter B. Hewlett, George
A. Keyworth II, Paul F. Miller, Jr., David Packard, David W. Packard and Lewis
E. Platt. David Packard retired from the Board in September 1993. The committee met three times in fiscal 1993 for the purpose of reviewing Board activities, identifying means of making the Board more effective and revising the Board committee structure. Having completed its mission, the committee was disbanded in September 1993.

  In fiscal 1993, all directors attended at least 75% of the meetings of the Board and all committees of the Board of which they were members.

                             ELECTION OF DIRECTORS

  The directors of the Company are elected annually to serve until the next annual meeting of the shareholders and until their respective successors are elected. All of the nominees, except Dr. Jean- Paul G. Gimon, Ms. Susan P. Orr and Mr. Robert P. Wayman have served as directors since the last annual meeting. Dr. Gimon and Ms. Orr have served as directors since September 1993. Mr. Wayman has been a director since December 1, 1993. Proxies may be voted for 14 directors.

  In the event a shareholder entitled to vote for the election of directors at a meeting wishes to propose a candidate for consideration by the Nominating Committee as a possible nominee for management's proposed slate of directors, or such shareholder wishes to make a director nomination at a shareholder meeting, then written notice of such shareholder's intent to make such nomination must be given, either by personal delivery or by United States mail, postage prepaid, to D. Craig Nordlund, Secretary, Hewlett-Packard Company, 3000 Hanover Street, Palo Alto, California 94304, not later than: (i) with respect to the election to be held at an annual meeting of shareholders, 90 days in advance of such meeting, and (ii) with respect to any election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each such notice must set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated, (b) a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder, (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "Commission") if such nominee had been nominated, or intended to be nominated by the Board of Directors, and (e) the consent of each nominee to serve as a director of the Company if elected. The chairman of a shareholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

  Biographical summaries and ages as of December 27, 1993 of individuals nominated by the Board of Directors for election as directors appear on pages 5 through 8 of this Proxy Statement. Data with respect to the number of shares of the Company's Common Stock beneficially owned by each of them, directly or indirectly, as of that date, appears on pages 8 through 11 of this Proxy Statement.

THOMAS E. EVERHART; AGE 61; PRESIDENT, CALIFORNIA INSTITUTE OF TECHNOLOGY

  Dr. Everhart was elected a director of the Company in 1991. He has been President of the California Institute of Technology since 1987. Dr. Everhart is a director of General Motors Corporation. He also is a director of KCET, a public television station in Los Angeles, and the Corporation for National Research Initiatives.

JOHN B. FERY; AGE 63; CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, BOISE CASCADE CORPORATION

  Mr. Fery was elected a director of the Company in 1982. He assumed his current post with Boise Cascade Corporation in 1978. Mr. Fery currently serves as a director of Albertson's Inc., West One Bancorp and The Boeing Company.

JEAN-PAUL G. GIMON; AGE 57; GENERAL REPRESENTATIVE IN NORTH AMERICA, CREDIT LYONNAIS S.A.

  Dr. Gimon was elected a director of the Company in September 1993. He has been the General Representative in North America with Credit Lyonnais S.A., a major global banking institution based in France, since 1984. Dr. Gimon is the son-in-law of Company co-founder William R. Hewlett and is a brother-in-law of director Walter B. Hewlett. Dr. Gimon also serves on the Board of Directors of the Belle Haven Land Company.

RICHARD A. HACKBORN; AGE 56; RETIRED EXECUTIVE VICE PRESIDENT, HEWLETT-PACKARD COMPANY

  Mr. Hackborn has been a director of the Company since November 1992. He retired as a Company Officer on November 30, 1993. He had been Executive Vice President, Computer Products Organization, since 1990 and was Vice President and General Manager, Peripherals Group from 1984 until 1990.

HAROLD J. HAYNES; AGE 68; RETIRED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, CHEVRON CORPORATION

  Mr. Haynes was elected a director of the Company in 1981. He was Chairman of the Board and Chief Executive Officer of Chevron Corporation from 1974 until his retirement in 1981. Mr. Haynes is currently a director of PACCAR, Inc., Bechtel Group, Inc., Citicorp, Citibank, N.A. and The Boeing Company.

WALTER B. HEWLETT; AGE 49; SOFTWARE DEVELOPER

  Mr. Hewlett was elected a director of the Company in 1987. He is an independent software developer involved with computer applications in the humanities. In 1990 Mr. Hewlett founded Merit Software Corporation, of which he is President and a director. Merit Software is developing software for research in the humanities. In 1984, he founded the Center for Computer Assisted Research in the Humanities, for which he serves as Director. Mr. Hewlett has been a trustee of The William and Flora Hewlett Foundation since its founding in 1966 and is currently its Vice Chairman. Mr. Hewlett is the son of Company co-founder William R. Hewlett and is a brother-in-law of director Jean-Paul G. Gimon.

SHIRLEY M. HUFSTEDLER; AGE 68; PARTNER, HUFSTEDLER, KAUS & ETTINGER (ATTORNEYS)

  Ms. Hufstedler became a director of the Company in 1982. She served as U.S. Secretary of Education from 1979 to 1981 and was a judge on the U.S. Court of Appeals, 9th Circuit, from 1968 to 1979. Ms. Hufstedler is a trustee of the California Institute of Technology, the Aspen Institute and the Carnegie Endowment for International Peace, and is a trustee emeritus of the 9th Circuit Historical Society. She is a director of the MacArthur Foundation, U S WEST, Inc. and Harman International Industries, Inc.

GEORGE A. KEYWORTH II; AGE 54; DISTINGUISHED FELLOW, HUDSON INSTITUTE (PUBLIC POLICY RESEARCH INSTITUTE)

  Dr. Keyworth became a director of the Company in 1986. Prior to assuming his current position, he was Science Advisor to the President and Director of the White House Office of Science and Technology Policy from 1981 through 1985. Prior to that time he was the Director of the Experimental Physics Division at the Los Alamos Scientific Laboratory. He also served as a member of the President's Commission on Industrial Competitiveness from 1984 to 1985 and the National Commission on Superconductivity from 1989 to 1990. Dr. Keyworth is also a director of e.on Corporation, North Texas Research and Development Corp. and Novalink Technologies, Inc. He holds various honorary degrees and is an honorary professor at Fudan University in Shanghai, People's Republic of China.

PAUL F. MILLER, JR.; AGE 66; FOUNDING, NOW LIMITED PARTNER, MILLER, ANDERSON & SHERRERD (INVESTMENT MANAGEMENT FIRM)

  Mr. Miller was elected a director in 1984. He has been in his current position with Miller, Anderson & Sherrerd since 1991. He was a general partner of Miller, Anderson & Sherrerd from 1969 to 1991. Mr. Miller is a director of The Mead Corporation, Rohm and Haas Company, SPS Technologies and LTCB-MAS, a joint venture of Miller, Anderson & Sherrerd and Long-Term Credit Bank of Japan. He also serves as a trustee of the University of Pennsylvania, a member of the Board of Overseers of the Wharton School, a trustee of The Ford Foundation, a trustee of the Colonial Williamsburg Foundation and a director of the World Wildlife Fund.

SUSAN P. ORR; AGE 47; PRESIDENT, TECHNOLOGY RESOURCE ASSISTANCE CENTER

  Ms. Orr became a director of the Company in September 1993. Since 1986 she has been President and owner of the Technology Resource Assistance Center, which provides computer consulting and software development services to non-profit organizations. She was formerly an economist at the National Institutes of Health and a senior programmer and project leader in Health Computer Services at the University of Minnesota. Ms. Orr also serves as President and a director of The David and Lucile Packard Foundation, and as Vice President and director of The Packard Humanities Institute. She is the daughter of Chairman Emeritus David Packard and is the sister of director David W. Packard.

DAVID WOODLEY PACKARD; AGE 53; PRESIDENT, THE PACKARD HUMANITIES INSTITUTE AND THE STANFORD THEATER FOUNDATION

  Dr. Packard became a director of the Company in 1987. He also founded The Packard Humanities Institute in that year for the development of technology to support basic research in the humanities. In 1984, Dr. Packard founded the Ibycus Corporation, which sells computer systems specially designed for work with ancient languages, and has served as its Chairman and President since its inception. Prior to founding Ibycus, he was a professor of ancient Greek. He also serves on the boards of other non-profit organizations, including The David and Lucile Packard Foundation. Dr. Packard is the son of Chairman Emeritus David Packard and is the brother of director Susan P. Orr.

DONALD E. PETERSEN; AGE 67; RETIRED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, FORD MOTOR COMPANY

  Mr. Petersen has served as a director of the Company since 1987. He was Chairman of the Board of Directors and Chief Executive Officer of Ford Motor Company from 1985 until his retirement in 1990. He served in a number of capacities at Ford between 1949 and 1990. Mr. Petersen is also a member of the Board of Directors of Dow Jones & Company, Inc. and The Boeing Company. He is a member of the National Academy of Engineering, the National Research Council Industry Advisory Board and the Science, Technology and Economic Policy Board. He is also active in education programs at Stanford University and the University of Washington in engineering and manufacturing management.

LEWIS E. PLATT; AGE 52; CHAIRMAN OF THE BOARD, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE EXECUTIVE COMMITTEE OF THE COMPANY

  Mr. Platt has served as a director of the Company, President and Chief Executive Officer since November 1, 1992. The Board elected Mr. Platt to succeed David Packard as Chairman on September 17, 1993. He was an Executive Vice President from 1987 to 1992. Mr. Platt held a number of management positions in the Company prior to becoming its President, including managing the Computer Systems Organization from 1990 to 1992 and the Computer Products sector from 1988 to 1990. He is a director of Molex Inc. He also serves on the Cornell University Council and the Wharton School Board of Overseers.

ROBERT P. WAYMAN; AGE 48; EXECUTIVE VICE PRESIDENT, FINANCE AND ADMINISTRATION AND CHIEF FINANCIAL OFFICER OF THE COMPANY

  Mr. Wayman was elected a director of the Company effective December 1, 1993. He has been an Executive Vice President since 1992, at which time he assumed responsibility for administration. He has held a number of financial management positions in the Company and was elected Vice President and Chief Financial Officer in 1984. He serves as a member of the Board of the Private Sector Council and of the Kellogg Advisory Board, Northwestern University.

                  COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

  The Company is not aware of any person who, on December 27, 1993, was the beneficial owner of 5% or more of the Company's outstanding Common Stock, except for David Packard and William R. Hewlett. The following table sets forth information concerning such ownership as of December 27, 1993. The table also shows information concerning beneficial ownership by all directors, by each of the executive officers named in the Summary Compensation Table beginning on page 12 (the "Summary Compensation Table") and by all directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of December 27, 1993 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

                                                                        PERCENT
                                               AMOUNT AND NATURE OF       OF
                                             BENEFICIAL OWNERSHIP(/1/)   CLASS
                                            --------------------------- -------
David Packard.............................. 37,034,242(/2/)              14.7%
 1501 Page Mill Rd.
 Palo Alto, CA 94304
William R. Hewlett......................... 22,164,938(/3/)(/4/)          8.8%
 1501 Page Mill Rd.
 Palo Alto, CA 94304
Thomas E. Everhart......................... 956(/5/)                        *
John B. Fery............................... 3,741(/6/)                      *
Jean-Paul G. Gimon......................... 50 Direct
                                            3,156,098(/7/) Indirect       1.3%
Richard A. Hackborn........................ 114,201(/8/)                    *
Harold J. Haynes........................... 3,000                           *
Walter B. Hewlett.......................... 152,890 Direct
                                            2,844,590 Indirect(/9/)       1.2%
Shirley M. Hufstedler...................... 4,841(/1//0/)                   *
George A. Keyworth II...................... 1,010 Direct
                                            1,000 Indirect(/1//1/)          *
Paul F. Miller, Jr......................... 18,441(/1//2/)                  *
Susan P. Orr............................... 607,384 Direct
                                            13,380,125 Indirect(/1//3/)   5.5%
David Woodley Packard...................... 413,494 Direct
                                            13,401,245 Indirect(/1//4/)   5.5%
Donald E. Petersen......................... 3,046(/1//5/)                   *
Lewis E. Platt............................. 104,904(/1//6/)                 *
Willem P. Roelandts........................ 66,207 Direct(/1//7/)           *
                                            500 Indirect(/1//8/)            *
William E. Terry........................... 172,828(/1//9/)                 *
Hicks B. Waldron........................... 6,845                           *
T.A. Wilson................................ 2,441(/2//0/)                   *
Robert P. Wayman........................... 77,295(/2//1/)                  *
All Directors and Executive Officers as a
 Group (29 persons)........................ 18,662,847(/2//2/)(/2//3/)    7.4%

- ---------
  *Represents holdings of less than one percent.
(/1/Except)for Mr. Walter B. Hewlett, Dr. Jean-Paul G. Gimon, Ms. Susan P. Orr and Dr. David W. Packard, who beneficially own 1.2%, 1.3%, 5.5% and 5.5%, respectively, no current director beneficially owns more than 1% of the Company's outstanding shares.

(/2/Includes)13,235,200 shares held by The David and Lucile Packard Foundation, of which Ms. Susan P. Orr, Mr. David Packard and Dr. David W. Packard are directors. As directors of the Foundation, they share voting and investment power over these shares with the other Foundation directors. Ms. Orr, Mr. Packard and Dr. Packard disclaim any beneficial interest in all shares owned by the Foundation.
(/3/Includes)2,842,000 shares held by The William and Flora Hewlett Foundation, of which Mr. William R. Hewlett, Mr. Walter B. Hewlett and the wife of Dr. Jean-Paul G. Gimon are directors. As directors of the Foundation, they share voting and investment power over these shares with the other Foundation directors. Dr. Gimon and Messrs. William R. Hewlett and Walter
    B. Hewlett disclaim any beneficial interest in all shares owned by the Foundation.
(/4/Includes)385,080 shares held in a trust for Mr. William R. Hewlett's grandchildren, of which Mr. Hewlett is a co-trustee. Mr. Hewlett disclaims any beneficial interest in all shares owned by the trust.
(/5/Includes)356 shares which Dr. Everhart has the right to acquire within 60 days of December 27, 1993 through the exercise of options. (/6/Includes)2,741 shares which Mr. Fery has the right to acquire within 60 days of December 27, 1993 through the exercise of options. (/7/Includes)309,758 shares held by Dr. Gimon's wife, 4,340 shares held by his children and 2,842,000 shares held by The William and Flora Hewlett Foundation, of which Dr. Gimon's wife is a director. Dr. Gimon disclaims any beneficial interest in all shares held by the Foundation.
(/8/Includes)101,320 shares which Mr. Hackborn has the right to acquire within
    60 days of December 27, 1993 through the exercise of options. (/9/Includes)2,270 shares held by Mr. Walter B. Hewlett as a custodian for his children, 320 shares held by his wife, Esther B. Hewlett, and 2,842,000 shares held by The William and Flora Hewlett Foundation, of which Mr. Hewlett is a director. Mr. Hewlett disclaims any beneficial interest in all shares held by him as custodian, by his wife and by the Foundation.
(/1//Includes02,291/shares)which Ms. Hufstedler has the right to acquire within
     60 days of December 27, 1993 through the exercise of options. (/1//Includes11,000/shares)held by Dr. Keyworth's wife. (/1//Includes22,741/shares)which Mr. Miller has the right to acquire within 60 days of December 27, 1993 through the exercise of options and an aggregate of 700 shares held indirectly in trusts. Mr. Miller disclaims any beneficial interest in all shares held by the trusts.
(/1//Includes3294/shares)held by Ms. Orr's son, 1,954 shares held by Ms. Orr as custodian for her daughter, 5,500 shares held by her husband, 8,081 shares held in a family trust, 129,296 shares held in a trust for her children, of which trusts she is a trustee, and 13,235,200 shares held by the David and Lucille Packard Foundation of which Ms. Orr is a director. She disclaims any beneficial interest in all shares held by the Foundation.

(/1//Includes423,994/shares)held by Dr. Packard's wife, 4,674 shares owned by his minor children, 129,296 shares held in trust for his children and 8,081 shares held in trust for his family. Also includes 13,235,200 shares held by The David and Lucile Packard Foundation, of which Dr. Packard is a director. Dr. Packard disclaims any beneficial interest in all of these shares.
(/1//Includes5356/shares)which Mr. Petersen has the right to acquire within 60 days of December 27, 1993 through the exercise of options. (/1//Includes667,000/shares)which Mr. Platt has the right to acquire within 60 days of December 27, 1993 through the exercise of options. (/1//Includes744,100/shares)which Mr. Roelandts has the right to acquire within
     60 days of December 27, 1993 through the exercise of options. Also includes 10,000 shares which are restricted against transfer.
(/1//Includes8500/shares)held by Mr. Roelandts' children. (/1//Includes9112,677/shares)which Mr. Terry has the right to acquire within 60 days of December 27, 1993 through the exercise of options. (/2//Includes0441/shares)which Mr. Wilson has the right to acquire within 60 days of December 27, 1993 through the exercise of options. (/2//Includes157,750/shares)which Mr. Wayman has the right to acquire within 60 days of December 27, 1993 through the exercise of options. (/2//Includes2an/aggregate)of 525,144 shares which the executive officers and directors have the right to acquire within 60 days of December 27, 1993 through the exercise of options. Also includes an aggregate of 48,000 shares which are restricted against transfer.
(/2//Includes3an/aggregate)of 16,361,552 shares held by executive officers and directors in fiduciary capacities.

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended October 31, 1993, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all
Section 16(a) filing requirements, with the following exceptions. Alan D. Bickell, a senior vice president of the Company, reported on a Form 5 two late transactions from prior years. William R. Hewlett, director emeritus, had late reports covering two transactions by a trust for his grandchildren for which he serves as a trustee. The transactions were reported on Form 5. George A. Keyworth II, director, has one late report covering a single transaction, which was reported on Form 4. Hicks B. Waldron, director, reported one late transaction on a subsequently filed Form 4. In making these statements, the Company has relied upon the written representations of its directors and officers.

                       COMPENSATION OF EXECUTIVE OFFICERS

  The following table discloses compensation received by the Company's Chief Executive Officer and the four remaining most highly paid executive officers for the three fiscal years ended October 31, 1993.

                           SUMMARY COMPENSATION TABLE

                                                               LONG TERM
                                                             COMPENSATION
                                                         ---------------------
                                   ANNUAL COMPENSATION          AWARDS
                                 ----------------------- ---------------------
           (A)              (B)     (C)         (D)         (E)        (F)         (G)
           ---              ---- --------- ------------- ---------- ---------- ------------
                                                         RESTRICTED SECURITIES
                                                           STOCK    UNDERLYING  ALL OTHER
    NAME AND PRINCIPAL                                    AWARD(S)   OPTIONS/  COMPENSATION
         POSITION           YEAR SALARY($) BONUS($)(/1/)  ($)(/2/)   SARS(#)     ($)(/3/)
    ------------------      ---- --------- ------------- ---------- ---------- ------------
Lewis E. Platt              1993  818,750     53,988       44,612     50,000      32,169
Chairman, President, Chief  1992  535,000     28,314       28,073     28,482      18,271
Executive Officer and       1991  480,000     22,407          --      15,000      12,176
Chairman of the Executive
Committee
Richard A. Hackborn(/4/)    1993  695,833     45,937       37,817     35,000      27,810
Executive Vice President    1992  527,500     27,745       27,697     26,820      18,056
and Director                1991  447,500     20,872          --      17,500      11,558
Robert P. Wayman            1993  550,000     36,401       28,911     20,000      22,592
Executive Vice President    1992  491,250     25,999       20,030     23,812      16,955
and                         1991  442,500     20,666          --      12,500      11,436
Chief Financial Officer
William E. Terry(/5/)       1993  543,750     36,024       28,522     10,000      22,419
Executive Vice President    1992  518,750     27,639       21,126     21,600      17,770
and Director                1991  500,000     23,400          --      12,500      12,580
Willem P. Roelandts         1993  433,750     28,731       16,392     10,000      19,307
Senior Vice President       1992  405,000     21,464       10,112     12,122      14,492
                            1991  363,750     16,959      273,100      8,000       9,907

                                               (See footnotes on following page)

                    FOOTNOTES TO SUMMARY COMPENSATION TABLE

(/1/The)amounts shown in this column reflect payments under the Company's cash profit-sharing plan in which all employees of the Company participate. (/2/The)amounts disclosed in this column represent the dollar values of the
    Company's Common Stock that HP contributed in 1993 and 1992 under its Employee Stock Purchase Plan (the "Stock Purchase Plan") as a match for every two shares purchased by the named executive officers. The Stock Purchase Plan is a broad-based plan that is available to all regular full-time or part-time employees after one year of Company service. The matching shares vest two years after the date of the Company's contributions, which occur on a rolling fiscal quarter basis, and are subject to forfeiture during the two-year period in the event of termination or certain other events. The named officers receive non-preferential dividends on these restricted shares. Restricted shares were not issued under the Stock Purchase Plan in fiscal 1991.
  At October 31, 1993, of the named executive officers only Mr. Roelandts held restricted stock other than the 1993 and 1992 Stock Purchase Plan shares described above. Mr. Roelandts held 10,000 shares with a value of $736,300, based on the October 31, 1993 closing price of $73.63 per share.
  He receives non-preferential dividends on such shares. The 10,000 shares will vest in November 1995.
(/3/The)amounts disclosed in this column include:
  (a) Company contributions of $8,146 in fiscal year 1993, $6,346 in fiscal 1992 and $4,063 in fiscal 1991, under HP's Deferred Profit Sharing
      Plan, a defined contribution plan, on behalf of each of the named executive officers.
  (b) Company contributions of $2,998 in fiscal 1993, $2,909 in fiscal 1992 and $2,825 in fiscal 1991 under HP's Tax Saving Capital Accumulation Plan, a defined contribution plan, on behalf of each of the named executive officers.
  (c) Company contributions of the following amounts in fiscal 1993, 1992 and 1991, respectively, under HP's Excess Benefit Retirement Plan, a defined contribution plan; on behalf of Mr. Platt $20,996, $8,933 and $5,259; Mr. Hackborn $16,621, $8,718 and $4,627; Mr. Wayman $11,431,
      $7,683 and $4,531; Mr. Terry $11,208, $8,470 and $5,647; and Mr.
      Roelandts $8,146, $5,220 and $3,002.
  (d) Payment by the Company in fiscal 1993, 1992 and 1991, of premiums for term life insurance on behalf of each of the named officers as follows:
      Mr. Platt $29 in 1993, $83 in 1992 and $29 in 1991; Mr. Hackborn $45 in 1993, $83 in 1992 and $43 in 1991; Mr. Wayman $17 in each year; Mr.
      Terry $67 in 1993, $45 in each of 1992 and 1991; and Mr. Roelandts $17 in each year.
(/4/Mr.)Hackborn retired on November 30, 1993.
(/5/)Mr. Terry retired on November 30, 1993.

                  OPTION/SAR GRANTS IN LAST FISCAL YEAR (/1/)

  The following table provides information on option grants in fiscal 1993 to the named executive officers.

                                                                                             GRANT DATE
                         INDIVIDUAL GRANTS                                                     VALUE
- -------------------------------------------------------------------------------------------------------
                                            % OF TOTAL
                             NUMBER OF     OPTIONS/SARS
                            SECURITIES      GRANTED TO
                            UNDERLYING     EMPLOYEES IN                             MARKET   GRANT DATE
                           OPTIONS/SARS       FISCAL    EXERCISE PRICE EXPIRATION  VALUE ON   PRESENT
NAME                     GRANTED (#)(/2/)   YEAR(/3/)   ($/SHARE)(/4/)    DATE    GRANT DATE VALUE(/5/)
- ----                     ----------------- ------------ -------------- ---------- ---------- ----------
Lewis E. Platt..........      50,000           2.0%         $44.06     Nov. 2002    $58.75   $1,349,000
Richard A. Hackborn.....      35,000           1.4%         $44.06     Nov. 1996    $58.75   $  844,550
Robert P. Wayman........      20,000           0.8%         $44.06     Nov. 2002    $58.75   $  539,600
William E. Terry........      10,000           0.4%         $44.06     Nov. 1996    $58.75   $  241,300
Willem P. Roelandts.....      10,000           0.4%         $44.06     Nov. 2002    $58.75   $  269,800

                           FOOTNOTES TO OPTION TABLE

(/1/No)stock appreciation rights were granted to executive officers in fiscal
    1993.
(/2/These)shares become fully exercisable after five years. No portion is exercisable before five years, except as described in footnote (5) below. (/3/The)Company granted options representing 2,460,000 shares to employees in fiscal 1993.
(/4/The)exercise price may be paid by delivery of already-owned shares, and the withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.
(/5/The)Company used a modified Black-Scholes model of option valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. The present value calculations for Mr. Hackborn and Mr. Terry are based on a four-year option term due to their retirements on November 30, 1993. Under the Company's 1990 Incentive Stock Plan, they have three years from retirement to exercise their existing options. Calculations for the other named executive officers are all based on a six-year option term, which reflects the Company's experience that its options, on average, are exercised within six years of grant. The terms of most options, including those disclosed in the table, have a ten-year term. Other assumptions used for the valuations are: interest rates of 4.8 percent for Mr. Hackborn and Mr. Terry and 5.1 percent for Mr. Platt, Mr. Wayman and Mr. Roelandts; annual dividend yield of 1.5 percent; and volatility of 35 percent. The resulting values are reduced by 12.5 percent to reflect the Company's experience with forfeitures prior to exercise.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                            OPTION/SAR VALUES (/1/)

  The following table provides information on option/SAR exercises in fiscal 1993 by the named executive officers and the values of such officers' unexercised options/SARs at October 31, 1993.

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED   VALUE OF UNEXERCISED IN-
                                                  OPTIONS/SARS AT FISCAL   THE-MONEY OPTIONS/SARS AT
                           SHARES                        YEAR-END          FISCAL YEAR-END ($)(/2/)
                         ACQUIRED ON    VALUE    ------------------------- -------------------------
NAME                     EXERCISE(#) REALIZED($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
- ----                     ----------- ----------- ----------- ------------- ----------- -------------
Lewis E. Platt..........   14,246       462,527    63,250       89,732      4,688,723    6,651,833
Richard A. Hackborn.....        0             0    42,250       73,570      3,131,993    5,453,744
Robert P. Wayman........   13,606       501,824    54,625       53,187      4,049,351    3,942,752
William E. Terry........   24,923     1,100,503    71,702       40,975      5,315,269    3,037,477
Willem P. Roelandts.....    2,200        56,180    40,100       25,822      2,972,613    1,914,185

- ---------
(/1/No)SARs were held by any of the named executive officers during fiscal
    1993.
(/2/Based)on fair market value of $74.13 on October 31, 1993.

                                 PENSION PLANS

  The table that follows shows the estimated annual benefits payable upon retirement to Company employees in the United States under the Company's Deferred Profit-Sharing Plan (the "Deferred Plan") and the Company's Retirement Plan (the "Retirement Plan"), as well as the Company's Excess Benefit Retirement Plan (the "Excess Benefit Plan").

                 ESTIMATED ANNUAL RETIREMENT BENEFITS(/1/)(/2/)

                                               15       20       25       30
                                            YEARS OF YEARS OF YEARS OF YEARS OF
HIGHEST FIVE YEAR AVERAGE COMPENSATION      SERVICE  SERVICE  SERVICE  SERVICE
- --------------------------------------      -------- -------- -------- --------
$ 400,000.................................. $ 87,961 $117,281 $146,602 $175,922
  500,000..................................  110,461  147,281  184,102  220,922
  600,000..................................  132,961  177,281  221,602  265,922
  700,000..................................  155,461  207,281  259,102  310,922
  800,000..................................  177,961  237,281  296,602  355,922
  900,000..................................  200,461  267,281  334,102  400,922
1,000,000..................................  222,961  297,281  371,602  445,922

- ---------
(/1/Amounts)exceeding $115,641 would be paid pursuant to the Excess Benefit
    Plan.
(/2/Effective)November 1, 1989, no more than $200,000 (as adjusted from time to time by the Internal Revenue Service) of cash compensation may be taken into account in calculating contributions under the Deferred Plan or in calculating benefits payable under the Retirement Plan.

  The compensation covered by the plans whose benefits are summarized in the preceding table equals base pay. The covered compensation for each of the executive officers named in the Summary Compensation Table is the highest five-year average of the amounts shown in the "Salary" column of that table. For each of these named executive officers, the current compensation covered by the plan is at least 10% less than the aggregate compensation set forth in the Summary Compensation Table.

  Officers named in the Summary Compensation Table have been credited with the following years of service as of October 31, 1993: Mr. Platt, 27 years; Mr. Hackborn, 33 years; Mr. Wayman, 24 years; Mr. Terry, 36 years; and Mr. Roelandts, 10 years. Mr. Roelandts has a total of 26 years of service to the Company and its subsidiaries, and earned retirement benefits while an employee of the Company's French and Belgian subsidiaries. The Company expects that, under its policy governing international transfers, Mr. Roelandts' ultimate retirement benefit will be determined in accordance with the U.S. plans whose benefits are summarized in the table.

  Retirement benefits shown are payable at age 65 in the form of a single life annuity to the employee using the maximum offset allowance currently in effect under Section 401 (1) of the Internal Revenue Code of 1986, as amended, to compute the offset for such benefits under the plans. For purposes of calculating the benefit, an employee may not be credited with more than 30 years of service.

                      OFFICERS EARLY RETIREMENT PLAN(/1/)

  The following table shows the estimated annual benefits payable upon retirement to HP officers in the United States under the Company's Officers Early Retirement Plan.

                                       15       20       25       30       35
                                    YEARS OF YEARS OF YEARS OF YEARS OF YEARS OF
FINAL COMPENSATION                  SERVICE  SERVICE  SERVICE  SERVICE  SERVICE
- ------------------                  -------- -------- -------- -------- --------
$  400,000......................... $120,000 $140,000 $160,000 $180,000 $200,000
   500,000.........................  150,000  175,000  200,000  225,000  250,000
   600,000.........................  180,000  210,000  240,000  270,000  300,000
   700,000.........................  210,000  245,000  280,000  315,000  350,000
   800,000.........................  240,000  280,000  320,000  360,000  400,000
   900,000.........................  270,000  315,000  360,000  405,000  450,000
 1,000,000.........................  300,000  350,000  400,000  450,000  500,000

- ---------
(/1/Benefits)start no earlier than age 60, unless earlier benefits are approved by the Board, and end upon reaching age 65. Annual benefits shown in the table assume retirement at age 60.

  Under the Officers Early Retirement Plan (the "Officers Plan"), officers may retire at age 60, or earlier if approved by the Company's Board of Directors. Under the Officers Plan, retiring officer receives a percentage of his annual salary at retirement until age 65, at which time any benefits under the Officers Plan terminate and standard retirement benefits begin. The percentage of salary received by an officer retiring before age 65 is based on a formula that includes age and years of service as factors.

  The compensation covered by the Officers Plan is the final base rate of pay (the "Final Base Rate") in effect on the retiring officer's last day of active employment with the Company. The Final Base Rate for a retiring officer would equal the rate used to determine the amount in the "Salary" column of the Company's Summary Compensation Table. The compensation covered by the Officers Plan for all of the named executive officers is at least 10% less than the aggregate applicable compensation set forth in the Summary Compensation Table for such officers.

  The estimated credited years of service for each of the named executive officers as of October 31, 1993, are as follows: Mr. Platt, 27 years; Mr. Hackborn, 33 years; Mr. Wayman, 24 years; Mr. Terry, 36 years; and Mr. Roelandts, 26 years.

  Benefits shown are based upon retirement at age 60 and are computed on the basis of annual payments ending when the individual reaches age 65. The benefits are not subject to deduction for any offset amounts.

                      REPORT OF THE EXECUTIVE COMPENSATION
                           AND STOCK OPTION COMMITTEE

  The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

COMPENSATION PHILOSOPHY

  The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers whose contributions are critical to the long-term success of the Company. The Company's compensation program for executive officers is based on the same four principles that are applied worldwide to compensation decisions for all employees of the Company:

  . The Company pays competitively.

    The Company is committed to maintaining a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other leading companies and sets its pay parameters based on this review.

  . The Company pays for sustained performance.

    Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as profitability, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and Company values are fostered.

  . The Company strives for fairness in the administration of pay.

    The Company strives to compensate a particular individual equitably compared to other executives at similar levels both inside the Company and at comparable companies.

  . The Company believes that employees should understand the performance evaluation and pay administration process.

    The process of assessing performance is as follows:

      1. At the beginning of the performance cycle, the employee's direct supervisor (the "evaluating manager") and the employee set and agree upon objectives and key goals.

      2. The evaluating manager gives the employee ongoing feedback on performance.

      3. At the end of the performance cycle, the manager evaluates the accomplishment of objectives/key goals.

      4. The manager compares the results to the results of peers within the Company.

      5. The evaluating manager communicates the comparative results to the employee.

      6. The comparative results affect decisions on salary and, if applicable, stock options.

COMPENSATION VEHICLES

  The Company has had a long and successful history of using a simple total compensation program that consists of cash- and equity-based compensation. Having a compensation program that allows the Company to successfully attract and retain key employees permits it to provide useful products and services to customers, enhance shareholder value, stimulate technological innovation, foster teamwork, and adequately reward employees. The vehicles are:

 CASH-BASED COMPENSATION

 Salary

    The Company establishes salary ranges for employees by reviewing the aggregate of base salary and annual bonus for competitive positions in the market. The Company surveys approximately fifty companies, 50% of which are in the S&P High Technology Composite Index (the "S&P High Tech Index"). The remaining 50% are other "Fortune 100" companies which are included within the S&P 500 Index. These companies are generally selected because they are similar to the Company in one or more areas, such as having significant revenues derived from manufacturing, a significant international presence or comparable resources. Generally, the Company sets its competitive salary midpoint for an executive officer position at the median level compared to those companies which it surveys. The Company then creates a salary range based on this midpoint. The range is designed to place an executive officer above or below the midpoint, according to that officer's overall individual performance. As described above, overall individual performance is measured against the following factors: long-term strategic goals, short-term business goals, profitability, the development of employees and the fostering of teamwork and other Company values. Such long- and short-term goals include market customer satisfaction, employee motivation and expense management. Profitability measures used include earnings per share and profit as a percent of revenue. In both setting goals and measuring the performance of an executive officer, including the CEO and the other named executive officers, against those goals, the Company takes into account the performance of its competitors and general economic and market conditions. None of the factors included in the Company's strategic and business goals is assigned a specific weight. Instead, the Company recognizes that these factors may change in order to adapt to specific business challenges that may arise and changing economic and marketplace conditions.

  The Company does not have an annual bonus plan.

 Cash Profit-Sharing

    The Company has a worldwide profit-sharing plan under which it distributes to all employees, including executive officers, who have been employed continuously for at least six months, twelve percent of its profits before taxes and other adjustments. The Company believes that all employees share the responsibility of achieving profits. Accordingly, it shares a portion of these profits with all employees. The same profit-sharing percentage applies to each employee worldwide, with the payment determined by applying this percentage to the individual's salary level.

 EQUITY-BASED COMPENSATION

 Stock Option Program

    The purpose of this program is to provide additional incentives to employees to work to maximize shareholder value. The Company also recognizes that a stock option program is a necessary element of a competitive compensation package for its employees. The program utilizes vesting periods to encourage key employees to continue in the employ of the Company and encourages maintenance of a medium-term perspective. The Company grants stock options annually to a broad-based population representing approximately twelve percent of the total employee pool.

    In determining the size of an option award for an executive officer, the Committee primarily considers the "grant value" of the award and the performance of the officer measured against the same performance criteria used to determine salaries and, secondarily, the number of outstanding unvested options held and the size of previous option awards. Options that vest over time act as a retention device for key employees. The Company does not assign specific weights to these items. The Company does not have a policy that requires or encourages the Committee to qualify stock options or restricted stock awarded to executive officers for deductibility under
  Section 162(m) of the Internal Revenue Code of 1986, as amended. However, the Committee does consider the net cost to the Company in making all compensation decisions.

    To determine its grant value guidelines for option awards, the Company surveys the same group of companies that it surveys for salary purposes. The Company compares an option's market value, as determined annually by calculating a three-year rolling average of the Company's stock price, to the cash component of compensation for a given executive position. Because the Company does not have a bonus plan, it compares salary to a combination of salary and bonus for its competitors. Based upon a survey of the cash and equity components of compensation for comparable positions in the market, the Company then determines what percentage of this competitive compensation it believes should be represented by the value of an option grant. In fiscal 1993, the Company used discounted options to achieve the competitive compensation levels it determined to be necessary for a number of key employees, including the executive officers named in the Summary Compensation Table. These options do not vest for five years, and accordingly are a form of medium-term compensation.

CEO COMPENSATION

  Lewis E. Platt became President and Chief Executive Officer ("CEO") of the Company on November 1, 1992, the beginning of the 1993 fiscal year. The Company based Mr. Platt's 1993 compensation on the policies described above.

  During the first ten months of fiscal 1993, and at all times when decisions on salary and stock options for Mr. Platt were made, then-Chairman David Packard was Mr. Platt's evaluating manager. Mr. Platt was the evaluating manager for the other executive officers named in the Summary Compensation Table on page 12 during fiscal 1993. Mr. Packard and Mr. Platt each discussed with the Committee the performance of the executive officers who reported to him, and made recommendations regarding salary and stock options.

  In setting both the cash-based and the equity-based elements of Mr. Platt's compensation, the Committee made an overall assessment of Mr. Platt's leadership in achieving the Company's long-term strategic and business goals.

 SALARY

    Mr. Platt's base salary reflects a consideration of both competitive forces and the Company's performance. The Company does not assign specific weights to these categories.

 Competitive Forces

    The Company surveys total cash compensation for chief executive officers at the same group of companies described under "Cash-based Compensation" above. When setting CEO compensation, the Company believes that it is especially relevant to survey additional companies that are not a part of the S&P High Tech Index because of the possibility of a company outside one industry recruiting a CEO from another industry. Based upon its survey, the Company then determines a median around which it builds a competitive range of compensation for the CEO. Applying this practice to Mr. Platt, given his newness to the CEO position, the Committee set his initial salary as CEO below the range for CEOs in the competitive market.

 Performance

    Subsequently, the Committee reviewed the Company's interim financial results as compared to the results of some of its largest competitors within the S&P High Tech Index. The results showed that the Company had outperformed some of its largest competitors in terms of profitability and percentage change in net revenue and net profit margin. Based upon this review and the fact that Mr. Platt's salary level was below the competitive market, the Company increased his annual salary to an amount within the low end of the competitive market for CEOs.

 STOCK OPTIONS

    The Company follows the same policy described above to determine Mr. Platt's option awards as it does for other executive officers. Stock options are granted to encourage and facilitate personal stock ownership by the executive officers and thus strengthen both their personal commitment to the Company and a longer term perspective to their managerial responsibilities. This component of an executive officer's compensation directly links the officer's interests with those of the Company's other shareholders.

    In granting Mr. Platt a 50,000-share discounted option, the Committee reviewed the grant value guidelines, evaluated his performance against the criteria described above, considered his holdings of unvested option shares and took into account the size of previous option awards to Mr. Platt and to the Company's former CEO. This award was commensurate with option awards to other CEOs at the companies surveyed. Furthermore, the vesting schedule, under which no portion of the option will vest until five years from the grant date, when it will vest in full, serves as an important retention device.

                                      COMPENSATION COMMITTEE

                                      Harold J. Haynes, Chair
                                      John B. Fery
                                      Donald E. Petersen
                                      Hicks B. Waldron
                                      T.A. Wilson

                               PERFORMANCE GRAPH

  Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.


                             [GRAPH APPEARS HERE]

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             AMONG HEWLETT-PACKARD COMPANY, THE S & P 500 INDEX
                    AND THE S & P HIGH TECH COMPOSITE INDEX


Measurement Period                             S&P          S&P HIGH TECH
(Fiscal Year Covered)        HEWLETT-PACKARD   500 INDEX    COMPOSITE INDEX
- -------------------          ---------------   ---------    ---------------
Measurement Pt-
10/88                        $100              $100         $100
FYE 10/89                    $ 95              $126         $102
FYE 10/90                    $ 52              $117         $ 90
FYE 10/91                    $103              $156         $113
FYE 10/92                    $117              $172         $114
FYE 10/93                    $154              $197         $142

* $100 INVESTED ON 10/31/88 IN STOCK OR INDEX-
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING OCTOBER 31.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The following non-employee directors served on the Executive Compensation and Stock Option Committee (the "Compensation Committee") of the Company's Board of Directors during 1993: Harold J. Haynes (Chair), John B. Fery, Donald E. Petersen, Hicks B. Waldron and T.A. Wilson. David Packard, who retired as Chairman of the Board of Directors in September 1993, was an ex officio member of all committees of the board to which he was not officially assigned, including the Compensation Committee. Mr. Packard's ex officio status did not entitle him to vote on matters submitted to committees on which he was only an ex officio participant.

                          TRANSACTIONS WITH MANAGEMENT

  During fiscal 1993 there were a number of transactions that occurred between the Company and certain officers and directors. These are reported below. With respect to each transaction, the Company has determined that the terms of each arrangement were as fair as could have been obtained from unaffiliated persons.

  BANKING TRANSACTIONS. The Company and certain of its wholly owned subsidiaries and affiliates conduct normal banking transactions in the usual course of business throughout the world with more than 100 banks and financial institutions. These banking transactions included some or all of the following: lines and letters of credit, borrowings, sales or purchases of commercial paper, interest rate swaps and investment services for trusts maintained by some of the Company's retirement plans. Included among the companies used by HP are Citibank, N.A. and Credit Lyonnais. Mr. Haynes is a director of Citibank, N.A., and Dr. Gimon is an officer of Credit Lyonnais. In the Company's opinion, charges for services rendered by these institutions are commensurate with the costs charged by other financial institutions. The Company may continue to use both of these companies for certain services in fiscal 1994.

  TRANSACTIONS WITH MONTEREY BAY AQUARIUM RESEARCH INSTITUTE. In fiscal 1987 the Company entered into a research contract with the Monterey Bay Aquarium Research Institute (the "Institute"), a not-for-profit organization. The Company provides equipment and services at a discount to the Institute in connection with certain research being conducted by the Institute. In exchange, the Company receives certain rights to the technology developed and access to ongoing research projects. Chairman Emeritus David Packard is a director and President of the Institute, as well as Chairman of the Monterey Bay Aquarium Foundation. During fiscal 1993, the Institute purchased approximately $115,000 worth of equipment from the Company at discounts ranging from 30-50%. The Institute may make additional purchases during fiscal 1994.

  EQUIPMENT LOANS TO DIRECTORS. The Company has a program under which non-employee directors of the Company may borrow certain HP personal computer products for their own use.

Several directors participated in this program in fiscal 1993. The aggregate fair rental value of equipment loaned to directors under this program in fiscal 1993 was approximately $133,000.

  STOCK OPTION LOANS. Under the Company's stock option program, the Company may, at its discretion, lend to an employee holding an option the funds to exercise the option. Any such loans will bear interest at a rate adequate to avoid the imputation of income under Sections 483 and 7872 of the Internal Revenue Code of 1986, as amended. The loans may not exceed a fifteen-month term. Only options granted to officers contain loan provisions. During fiscal 1993, Alan Bickell, a senior vice president of the Company, repaid in full a 1992 loan of $63,572, plus all interest due on such loan.

           PROPOSAL TO AMEND THE TAX SAVING CAPITAL ACCUMULATION PLAN

  On November 15, 1993, the Executive Committee of the Board of Directors (the "Board") voted to amend and restate the Tax Saving Capital Accumulation Plan effective November 1, 1993 ("TAXCAP").

  The full text of the amended TAXCAP, which is incorporated herein by reference, is available without charge by oral or written request to the Company Secretary, Hewlett-Packard Company, 3000 Hanover Street, Palo Alto, CA 94304, telephone (415) 857-1501. A copy of the TAXCAP document will be sent by first class mail to the requesting party within one business day of the receipt of the request by the Company Secretary. The following summary of the principal features of TAXCAP and the proposed amendments thereto is qualified entirely by such reference.

PRINCIPAL FEATURES OF THE PLAN

  The Company established TAXCAP effective January 1, 1983 to provide a convenient way for employees to share in the ownership, earnings and growth of the Company, thereby offering employees an additional incentive to continue their careers with the Company and to provide the employees an opportunity for regular savings for their retirement to supplement benefits provided under the Company's retirement programs. TAXCAP and the Trust established thereunder is intended to qualify as a stock bonus plan under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and as an individual account plan that permits each participant to exercise control over certain assets of the plan pursuant to section 404(c) of the Employee Retirement Income Security Act of 1974, as amended. In 1991, the Company hired Fidelity Investments (Fidelity), a group of affiliated financial service companies, to be the full-service provider for TAXCAP.

  All regular full-time or regular part-time employees on the U.S. payroll except employees in Puerto Rico are eligible to join TAXCAP. An eligible employee may join TAXCAP on the first November 1, February 1, May 1 or August 1 that is one year after his or her original hire date.

An employee may also join on the first of any following month after the employee has satisfied the eligibility requirements. On October 31, 1993, approximately 43,000 employees were participating in TAXCAP out of approximately 54,000 who were eligible to participate.

  Under TAXCAP as in effect prior to November 1, 1993, a participant could elect to have the Company defer one to six percent of the participant's pay into his or her TAXCAP account through payroll deductions. Non-highly compensated employees as defined in the Code could elect to have the Company defer one to twelve percent of pay. For every $3 of the participant's deferrals, the Company contributed an additional $1 to the participant's account. A participant chose how to invest TAXCAP deferred contributions among five options: four mutual funds from the Fidelity family of funds: Fidelity Retirement Money Market Portfolio, Fidelity Intermediate Bond Fund, Fidelity U.S. Equity Index Portfolio, and Fidelity Magellan Fund, plus the HP Stock Fund.

  Participants are 100 percent vested in the value of all funds contributed to their accounts from the moment such funds are placed in participant accounts. This includes participants' deferrals, the Company's contributions, rollover contributions, and gains or losses. The trustee holds the assets for the participants' exclusive benefit and they cannot be used for any other purpose. The full value of a participant's TAXCAP account is payable when the participant leaves the Company or dies. However, exceptions are made under the following circumstances: (1) a participant may request an in-service hardship withdrawal, or (2) after reaching age 59 1/2, a participant can withdraw all or part of his or her account.

  Participants can also borrow from their TAXCAP accounts. The maximum amount available is 50 percent of the account balance (including outstanding loan amounts) on the date of valuation less any loan balance outstanding. The total of all loans is limited to $50,000 minus the highest loan balance outstanding during the prior 12-month period. Loans are subject to a $1,000 minimum. No more than two loans can be outstanding at any time.

  Saving in TAXCAP reduces a participant's current income taxes. This is because deferrals to a participant's TAXCAP account are made before federal and most state income taxes are calculated. In addition, a participant does not pay any taxes on amounts in his or her account as long as they remain in TAXCAP.

  TAXCAP provides that the Board shall have the power to modify, amend or terminate TAXCAP at any time. No amendment of TAXCAP will reduce the benefits that any participant has accumulated before the date the amendment is adopted, except as allowed by law. Under present law, the Pension Benefit Guaranty Corporation does not insure the adequacy of trusts such as TAXCAP. Therefore, benefits under TAXCAP are not insured.

PROPOSED AMENDMENT TO THE PLAN

  The proposed amendment to TAXCAP modifies the Company contribution. The first one percent, two percent and three percent of a participant's pay contributed to TAXCAP receive a one hundred percent Company match. The next two percent of a participant's pay receive a fifty percent

Company match. Participants may contribute more than five percent of pay on an unmatched basis. Individuals considered "highly compensated" under the Code may defer a maximum of eight percent of pay under TAXCAP. Other employees may defer up to twelve percent of pay.

  Participation in TAXCAP affects an employee's permitted participation level in the Company's Employee Stock Purchase Plan ("ESPP"). The first five percent of pay contributed to TAXCAP reduces the maximum participation level of ten percent of pay otherwise permitted under the ESPP. Effective November 1, 1993, a participant will be able to contribute five percent to ESPP even if the participant also makes the maximum contribution to TAXCAP.

  The amendments also provide two new investment funds under TAXCAP. Effective November 1, 1993, the Fidelity Growth & Income Portfolio and the Fidelity Contrafund are available, bringing the total to six Fidelity mutual funds plus the HP Stock Fund.

CURRENT CONTRIBUTIONS AND FUTURE FUNDING OBLIGATIONS

  The aggregate contributions of the Company to TAXCAP for the year ended October 31, 1993 were approximately $37.3 million. Future Company contributions will depend on employee participation levels and on Internal Revenue Code limitations on Company contributions to qualified plans. All executive officers as a group received an aggregate of $33,000 in Company contributions in fiscal 1993. Contributions made for each of the five individuals named on page 12 for fiscal 1993 were as follows: Mr. Platt, $2,998; Mr. Wayman, $2,998; Mr. Hackborn, $2,998; Mr. Terry, $2,998 and Mr. Roelandts, $2,998.

  The Company's funding obligation for the TAXCAP's trust fund is determined by employee participation and current salary levels. Because each participant will determine the extent of his or her participation within the limits prescribed by TAXCAP, it is difficult to estimate the Company's potential funding liability. If all eligible employees participate so as to maximize the Company's liability under TAXCAP, the Company's annual additional funding liability due to the amendment of TAXCAP would be approximately $25.5 million. At the same maximized participation level, the total annual additional Company funding required for all current executive officers as a group for that period would be approximately $66,000. Subject to the same assumptions, the Company's approximate annual additional funding obligation with respect to the individuals named in the table on page 12 would be as follows: Mr. Platt, $6,000; Mr. Wayman, $6,000; and Mr. Roelandts, $6,000. Mr. Terry and Mr. Hackborn retired on November 30, 1933, and accordingly will not be eligible for future TAXCAP Company contributions.

  The following table summarizes the estimated TAXCAP benefits available to the named officers and the identified groups, using the assumptions described above.

                        ESTIMATED AMENDED PLAN BENEFITS

                      TAX SAVING CAPITAL ACCUMULATION PLAN

                       NAME AND POSITION                        DOLLAR VALUE ($)
                       -----------------                        ----------------
Lewis E. Platt, Chairman, President and CEO....................         9,000
Richard A. Hackborn(/1/), Executive Vice President.............             0
Robert P. Wayman, Executive Vice President.....................         9,000
William E. Terry(/1/), Executive Vice President................             0
William P. Roelandts, Senior Vice President....................         9,000
All Executive Officers as a group..............................       117,000
All Employees, Including Non-Executive Officers, as a group....    62,800,000

- ---------
(/1/Mr.)Hackborn and Mr. Terry retired on November 30, 1993, and accordingly are not eligible for continued plan benefits.

BOARD RECOMMENDATION

  The Board believes that TAXCAP benefits all shareholders by fostering good relations with Company employees. The Board believes the amendments would better enable most employees to meet the objective of having a comfortable and secure retirement. The Board therefore recommends a vote by the shareholders FOR approval of the amendments to TAXCAP.

REQUIRED APPROVAL

  The favorable vote of a majority of the shares present and voting at the annual meeting is required for approval of the amendments to TAXCAP.

                 SHAREHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

  From time to time the shareholders of the Company submit proposals that they believe should be voted upon by the shareholders. The Commission has adopted regulations that govern the inclusion of such proposals in the Company's annual proxy materials. All such proposals must be submitted to the Secretary of the Company no later than September 15, 1994 in order to be considered for inclusion in the Company's 1995 proxy materials.

                      APPROVAL OF INDEPENDENT ACCOUNTANTS

  The Board of Directors, upon the recommendation of the Company's current Audit Committee consisting of four outside directors, Ms. Hufstedler, Mr. Haynes, Mr. Hewlett and Mr. Waldron, has appointed Price Waterhouse as the Company's independent accountants to audit the consolidated financial statements of the Company for the 1994 fiscal year. Price Waterhouse served as the Company's independent accountants for the fiscal year ended October 31, 1993, and during the course of that fiscal year they were also engaged by the Company to provide certain tax and consulting services.

  The Board of Directors recommends that the shareholders vote FOR approval of the appointment of Price Waterhouse as the Company's independent accountants for the succeeding year. If the appointment is not approved, the Board will select other independent accountants. Representatives of Price Waterhouse will be present at the meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.

               MATTERS NOT DETERMINED AT THE TIME OF SOLICITATION

  The Board is not aware of any matters to come before the meeting other than the election of directors, the proposed amendment to TAXCAP and the proposal to approve the appointment of Price Waterhouse as the Company's independent accountants for the succeeding year. If any other matter should come before the meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.
                           INCORPORATION BY REFERENCE

  As stated on page 24, the Company's amended and restated Tax Saving Capital Accumulation Plan is incorporated by reference into this proxy statement.

                                VOTE OF PROXIES

  All shares represented by duly executed proxies will be voted for the election of the nominees named above as directors unless authority to vote for the proposed slate of directors or any individual director has been withheld. If for any unforeseen reason any of such nominees should not be available as a candidate for director, the proxies will be voted in accordance with the authority conferred in the proxy for such other candidate or candidates as may be nominated by the Board of Directors. With respect to the proposals to approve the amendments to the Tax Saving Capital Accumulation Plan and the appointment of Price Waterhouse as the Company's independent accountants, all such shares will be voted for or against, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted for the proposal to amend the Tax Saving Capital Accumulation Plan and to approve Price Waterhouse as the Company's independent accountants.

                                      By Order of the Board of Directors

                                      D. Craig Nordlund
                                      Associate General Counsel and Secretary

Dated: January 20, 1994

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------



                            [HEWLETT-PACKARD LOGO]


5962-7118E
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                                                  EXECUTION COPY
                                                                  --------------
                            HEWLETT-PACKARD COMPANY
                            -----------------------

                               TAX SAVING CAPITAL
                               ------------------

                               ACCUMULATION PLAN
                               -----------------








                                                  As Amended and
                                                  Restated
                                                  Effective
                                                  November 1,
                                                  1993


                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----

SECTION 1.    ESTABLISHMENT AND PURPOSE OF THE PLAN  1

SECTION 2.    ELIGIBILITY AND PARTICIPATION................................  1
              (a)  Eligibility and Commencement of Participation...........  2
                   (i)    General Rule.....................................  2
                   (ii)   Rehired Employees................................  3
                   (iii)  Special Rule.....................................  4
                   (iv)   Apollo Service Recognition.......................  4
                   (v)    AOT Service Recognition..........................  4
                   (vi)   Avantek Service Recognition......................  4
                   (vii)  CMS Service Recognition..........................  4
              (b)  Suspension..............................................  4
              (c)  Termination of Participation............................  5

SECTION 3.    DEFERRED CONTRIBUTIONS.......................................  5
              (a)  Rate of Contributions...................................  5
              (b)  Selection and Change of Rate............................  6
              (c)  Suspension of Contributions.............................  8
              (d)  Withholding.............................................  9
              (e)  Refund of Excess Deferrals.............................. 10

SECTION 4.    REGULAR COMPANY CONTRIBUTIONS................................ 10
              (a)  Amount, Time and Form................................... 10
              (b)  Allocation.............................................. 11

SECTION 5.    LIMITATION ON CONTRIBUTIONS.................................. 11
              (a)  General Limitation ..................................... 11
              (b)  Effect of Limitation.................................... 12
              (c)  Excess Contributions.................................... 12
              (d)  Special Definitions .................................... 12
              (e)  Combined Limitation on Benefits and
                   Contributions .......................................... 14

SECTION 6.    ACCOUNTS AND VALUATION....................................... 14
              (a)  Accounts................................................ 14
              (b)  Valuation of Accounts................................... 18

SECTION 7.    INVESTMENT OF ACCOUNTS....................................... 18
              (a)  Investment Funds........................................ 18
                   (i)    The Short Term Income Fund....................... 18
                   (ii)   The Bond Fund.................................... 19
                   (iii)  The Equity Index Fund............................ 19
                   (iv)   The Growth and Income Fund....................... 19
                   (v)    The Magellan Fund................................ 20
                   (vi)   The Contrafund................................... 20
                   (vii)  The Stock Fund................................... 20
                   (viii) The Loan Fund.................................... 21
              (b)  Investment Directions................................... 21

                                                                           Page
                                                                           ----

              (c)  Reinvestment Directions................................. 22
              (d)  No Investment Directions................................ 23
              (e)  Limitations on Telephone Instructions to the
                   Trustee Pursuant to Section 7(b)........................ 23

SECTION 8.    VESTING...................................................... 23

SECTION 9.    DISTRIBUTION OF PLAN BENEFITS................................ 23
              (a)  Amount and Form of Distribution......................... 23
              (b)  Time of Distribution.................................... 24
              (c)  Required Beginning Date................................. 25

SECTION 10.   WITHDRAWALS.................................................. 26
              (a)  Age Fifty-Nine and One-Half............................. 26
              (b)  Hardship Withdrawals.................................... 27

SECTION 11.   LOANS........................................................ 29
              (a)  Eligibility for Loans................................... 29
              (b)  Amount of Loans......................................... 30
              (c)  Terms of Loans.......................................... 30
              (d)  Source of Loans......................................... 31
              (e)  Withholding and Application of Loan Payments............ 33
              (f)  Security and Default.................................... 34
              (g)  Maximum Number of Loans................................. 34

SECTION 12.   GENERAL PROVISIONS........................................... 35
              (a)  Participant Statement................................... 35
              (b)  No Assignment of Rights................................. 35
              (c)  Plan Mergers............................................ 37
              (d)  No Right in Trust Fund or to Employment................. 37
              (e)  Competency to Handle Benefits........................... 37
              (f)  False or Erroneous Statements........................... 38
              (g)  Effect of Re-Employment on Payment of Plan Benefit...... 38
              (h)  Effect of Subsequent Changes in Plan.................... 38
              (i)  Governing Law........................................... 39
              (j)  Beneficiary............................................. 39
              (k)  Lost Participant or Beneficiary......................... 40
              (l)  Rollover From Qualified Plan............................ 40
              (m)  Rollover From IRA....................................... 41
              (n)  Return of Contributions................................. 42
              (o)  Voting Rights........................................... 43
              (p)  Insider Trading Restrictions............................ 43

SECTION 13.   FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION........... 43
              (a)  Named Fiduciary for Plan Administration................. 43
              (b)  Named Fiduciary for Management of Plan Assets........... 44
              (c)  Service in Several Fiduciary Capacities................. 44

                                                                           Page
                                                                           ----
              (d)  Duties and Responsibilities of the Plan
                   Administrator........................................... 44
              (e)  Delegation of Fiduciary Responsibilities................ 45

SECTION 14.   FUNDING POLICY AND METHOD.................................... 45
              (a)  Contributions........................................... 45
              (b)  Expenses of the Plan.................................... 46
              (c)  Cash Requirements....................................... 46
              (d)  Independent Accountant.................................. 47

SECTION 15.   CLAIMS PROCEDURE............................................. 47
              (a)  Claims for Benefits..................................... 47
                   (i)    No Payment Without Claim......................... 47
                   (ii)   Effect of Late Claim............................. 47
                   (iii)    Prescribed Forms; Address...................... 48
              (b)  Denial of Claims........................................ 48

SECTION 16.   REVIEW PROCEDURE............................................. 49
              (a)  Appointment of Review Panel............................. 49
              (b)  Right to Appeal......................................... 50
              (c)  Form of Request for Review.............................. 50
              (d)  Time for Review Panel Action............................ 50
              (e)  Review Panel Decision................................... 51
              (f)  Rules and Procedures.................................... 52
              (g)  Exhaustion of Remedies.................................. 52

SECTION 17.   AMENDMENT AND TERMINATION OF THE PLAN........................ 52
              (a)  Future of the Plan...................................... 52
              (b)  Limitation on Amendments................................ 53
              (c)  Termination of the Plan................................. 53
              (d)  Obligations Upon Termination of the Plan................ 53
              (e)  Allocation of Trust Fund Upon Termination of the Plan... 54

SECTION 18.   DEFINITIONS.................................................. 54

SECTION 19.   EXECUTION.................................................... 61

APPENDIX A    TOP-HEAVY PROVISIONS
APPENDIX B    LIMITATIONS ON CONTRIBUTIONS
APPENDIX C    AVANTEK PARTICIPATION
APPENDIX D    AOT PARTICIPATION
APPENDIX E    CMS PARTICIPATION
APPENDIX F    DIRECT TRANSFER PROVISIONS

                       HEWLETT-PACKARD COMPANY TAX SAVING
                       ------- ------- ------- --- ------
                           CAPITAL ACCUMULATION PLAN
                           ------- ------------ ----
               As Amended and Restated Effective November 1, 1993
               -- ------- --- -------- --------- ----------------


     SECTION 1.  ESTABLISHMENT AND PURPOSE OF THE PLAN.
     ------- -   ------------- --- ------- -- --- ----

     The Hewlett-Packard Company Tax Saving Capital Accumulation Plan was established effective January 1, 1983, and was last amended and restated effective November 1, 1993 (unless otherwise noted herein), to read as set forth herein. The purposes of the Plan are to provide a convenient way for Eligible Employees to share in the ownership, earnings and growth of the Company, thereby offering the Eligible Employees an additional incentive to continue their careers with the Participating Companies and to provide the Eligible Employees an opportunity for regular savings for their retirement to supplement benefits provided under the Participating Companies' retirement programs. The Plan together with the Trust established hereunder is intended to qualify as a stock bonus plan under section 401(a) of the Code and as an individual account plan which permits each Participant to exercise control over certain assets of the Plan pursuant to section 404(c) of ERISA. The Plan is subject to change to meet applicable rules and regulations of the Internal Revenue Service and the United States Department of Labor. The Company retains the right, as provided in
Section 17, to amend or terminate the Plan at any time. Certain capitalized terms used in the text of the Plan are defined in Section 18 in alphabetical order. Certain rules which will become effective only if the plan becomes a "topheavy plan" (as defined in section 416 of the Code) are set forth in Appendix A to the Plan.
The rules regarding the administration of the discrimination tests under sections 401(k) and 401(m) of the Code are set forth in Appendix B to the Plan. Any special rules applicable to Accounts which, in whole or in part, derive from the plan of an entity acquired by the Company may be set forth in Appendices to the Plan adopted by the Company. The Appendices will indicate whether their provisions are supplemental to or exclusive of the provisions of the Plan. Any and all decisions involving the interpretation of the Plan's provisions, including but not limited to, eligibility, contributions, vesting, investments, valuations, distributions, withdrawals and loans, shall be made by the Company in its sole discretion.

         SECTION 2.  ELIGIBILITY AND PARTICIPATION.
         ------- -   ----------- --- -------------
         (a)  Eligibility and Commencement of Participation.

         (i) General Rule. Any individual who was a Participant in the Plan on October 31, 1993 and who is an Eligible Employee on November 1, 1993 shall continue to participate in accordance with the terms of the Plan. Each other Eligible Employee may commence participation in the Plan on the later of:

               (A) The November 1, February 1, May 1 or August 1 coinciding with or next following the date which is one year after the date (which shall be deemed to be the first day of the Quarter if the actual date services are first performed for Covered Compensation is the first business day of the Quarter) he or she first performed any services for compensation for a member of the Affiliated Group; or

               (B) As soon as administratively practicable following the date he or she becomes an Eligible Employee.

          (ii) Rehired Employees. If a former Employee is reemployed by any member of the Affiliated Group, he or she may commence or recommence participation in the Plan on the later of:

               (A) The November 1, February 1, May 1 or August 1 coinciding with or next following the date which is one year after the date (which shall be deemed to be the first day of the Quarter if the actual date services are first performed for Covered Compensation is the first business day of the Quarter) he or she first performed any services for compensation for a member of the Affiliated Group; or

               (B) As soon as administratively practicable following the date he or she becomes an Eligible Employee following reemployment.

        (iii) Special Rule. Solely for purposes of making a rollover to the Plan pursuant to Section 12(l) or 12(m), an individual shall automatically commence participation in the Plan on the date he or she becomes an Eligible Employee.

         (iv) Apollo Service Recognition. Service credited under the Apollo Capital Accumulation Plan ("ACAP"), shall be recognized hereunder for purposes of this Section 2(a).

          (v) AOT Service Recognition. Service credited under the AOT 401(k) Salary Savings Plan (the "AOT Plan") shall be recognized hereunder for purposes of this Subsection 2(a).

          (vi) Avantek Service Recognition. Service credited under the Avantek, Inc. Profit-Sharing Investment Plan (the "Avantek Plan") shall be recognized hereunder for purposes of this Subsection 2(a).

          (vii) CMS Service Recognition. Service credited under the Colorado Memory Systems, Inc. Profit Sharing 401(k) Plan, as in effect on March 31, 1993, (the "CMS Plan"), shall be recognized hereunder for purposes of this Subsection 2(a).

          (b) Suspension. A Participant's participation in the Plan shall be suspended for any period during which he or she:

          (i) Is on a formal leave of absence without pay authorized by the Company;

         (ii) Is on military leave, in accordance with the Company's policy with respect to such leaves; or

        (iii) Ceases to qualify as an Eligible Employee but remains an Employee.

Participants shall also be suspended for at least twelve months after receipt of a hardship distribution under Section 10(b) of the Plan.

          Notwithstanding any other provision of the Plan to the contrary, a Participant shall not make any Deferred Contributions nor receive any allocation of Regular Company Contributions with respect to any period of suspension. However, during any such period, the Participant's Accounts shall continue to share in the income, gains, losses and expenses of the Trust Fund, and such Participant may continue to make investment directions pursuant to
Section 7 hereof.

          (c) Termination of Participation. An individual shall cease to be a Participant as of the date he or she ceases to be an Employee, unless the individual is entitled to benefits hereunder, in which event he or she shall cease to be a Participant on the earlier of the date of his or her death or the date no further amount is payable to the individual hereunder. However, such a Participant shall cease to be eligible to make investment directions pursuant to
Section 7 hereof as of the date he or she ceases to be an Employee.

          SECTION 3.  DEFERRED CONTRIBUTIONS.
          ------- -   -------- -------------

          (a) Rate of Contributions. Each Participant whose participation is not suspended may make Deferred Contributions to the Plan at a rate equal to any whole percentage of the Participant's Covered Compensation during such Plan Year not to exceed eight percent (8%); provided, however, that at no time may the aggregate rate of the Participant's Deferred Contributions to the Plan (which are eligible to receive Regular Company Contributions pursuant to Section 4) and contributions to the Hewlett-Packard Company Stock Purchase Plan exceed ten percent (10%) of the Participant's Covered Compensation. The Company may increase the eight percent (8%) limit (but not to exceed twelve percent (12%), and subject to the combined plan limit of the immediately preceding sentence) for Participants who have Covered Compensation not in excess of a dollar limit established by the Company with reference to the dollar limit set forth in section 414(q)(1)(C) of the Code. Participants will receive advance written notice of their maximum permissible deferral percentage and the dollar limit, and the Company may increase or decrease these factors with respect to future Deferred Contributions at any time. All Deferred Contributions shall be deemed to be employer contributions to the Plan and a Participant's election to commence making Deferred Contributions shall constitute an election (for Federal tax purposes and, wherever permitted, for state and local tax purposes) to have his or her taxable compensation reduced by the amount of all Deferred Contributions.

          (b)  Selection and Change of Rate.

          (i) Each Participant may elect to commence making Deferred Contributions by providing information to the Company through TABS. Such election shall take effect as of the first day of a payroll period as soon as administratively practicable following the date the information is provided; provided, however, that if a former Participant is reemployed by a Participating Company as an Eligible Employee or if an Employee is in a suspension status described in
     Section 2(b) on the date he or she would otherwise commence participation in the Plan, he or she may commence making Deferred Contributions as soon as administratively practicable on or after the day he or she is rehired or is no longer in suspension status, as applicable, provided he or she provides the requisite information to the Company through TABS.

         (ii) A Participant may change the rate of his or her Deferred Contributions at any time. Any such change shall be effective as soon as administratively practicable following the date the Participant provides advance notice to the Company through TABS.

        (iii) Notwithstanding the foregoing provisions of this Section 3, in order to maintain the qualified status of the Plan under section 401(a) of the Code, or to preserve the status of Deferred Contributions as employer contributions under section 401(k) of the Code, at any time in a Plan Year the Company may reduce the maximum whole percentage at which Deferred Contributions will be made to the Plan by a Partici-pant during the remainder of the Plan Year, or the Company may require that such a Participant discontinue all Deferred Contributions for the remainder of the Plan Year. Such a reduction or discontinuance of Deferred Contributions may be applied selectively to individual Participants or to particular classes of Participants, as the Company may determine. Upon the close of each Plan Year, or on such earlier date as the Company may determine, any reduction or discontinuance made pursuant to this Section 3(b)(iii) shall cease to apply to the Participant until the Company again determines that a reduction or discontinuance of Deferred Contributions is necessary or desirable for the Participant. In addition to requiring a prospective reduction or discontinuance of Deferred Contributions, the Company may distribute to any Participant such portion of the Deferred Contributions that he or she has already contributed for the Plan Year, plus any income or losses, as the Company determines to be necessary to ensure that the actual deferral percentages meet one of the tests provided in Appendix B.

          (c)  Suspension of Contributions.

          (i) A Participant may suspend all Deferred Contributions at any time by giving notice to the Company through TABS. Such suspension shall take effect as of the end of a payroll period as soon as administratively practicable following the date the notice is given.

         (ii) A Participant who has voluntarily suspended Deferred Contributions may resume such Deferred Contributions as of the first day of the Quarter following the first Quarter such contributions are suspended and as soon as administratively practicable following the date the Participant provides advance notice to the Company through TABS.

        (iii) A Participant's Deferred Contributions shall automatically terminate upon the termination of the Participant's employment by the Affiliated Group.

          (d) Withholding. Deferred Contributions shall be withheld from the Participant's Covered Compensation through regular payroll deductions.
Effective with respect to Deferred Contributions withheld on and after August 1, 1993, all Deferred Contributions shall be paid to the Trustee as soon as reasonably practicable following the end of the payroll period in which they are withheld and shall be invested pursuant to Section 7 at or about the end of the payroll period in which they are withheld. The Participating Companies may make Deferred Contributions in either cash or, in the case of Deferred Contributions to be invested in the Stock Fund, Stock. In determining the amount of Deferred Contributions for any Plan Year, Stock contributed for such Plan Year shall be valued at the closing price of Stock as quoted on the New York Stock Exchange on the Payday (or the next preceding trading day if the Payday is not a trading day) with respect to the payroll period for which the contribution is made.

          (e) Refund of Excess Deferrals. Excess deferrals (as defined in section 402(g)(2)(A) of the Code) shall be handled in accordance with Appendix B.

          SECTION 4.  REGULAR COMPANY CONTRIBUTIONS.
          ------- -   ------- ------- -------------

          (a) Amount, Time and Form. The Participating Companies shall make Regular Company Contributions to the Plan for each Quarter, out of Profits, in an amount equal to the sum of (i) one hundred percent (100%) of the Deferred Contributions of each Participant made to the Plan for such Quarter, up to the first three percent (3%) of Covered Compensation, by Participants who are eligible for an allocation of Regular Company Contributions for such Quarter, as determined under Section 4(b), plus (ii) fifty percent (50%) of the Deferred Contributions of each Participant made to the Plan for such Quarter, for the next two percent (2%) of Covered Compensation, by Participants who are eligible for an allocation of Regular Company Contributions for such Quarter, as determined under Section 4(b). The Regular Company Contributions for each Quarter shall be paid to the Trustee as soon as reasonably practicable at or about the end of such Quarter. Regular Company Contributions may be made in either cash or, in the case of Regular Company Contributions to be invested in the Stock Fund, Stock. In determining the amount of Regular Company Contributions for any Plan Year, Stock contributed for such Plan Year shall be valued at the closing price of Stock as quoted on the New York Stock Exchange on the last

Payday (or the next preceding trading day if the Payday is not a trading day) with respect to the Quarter for which the contribution is made.

          (b) Allocation. The Regular Company Contributions for each Quarter shall be allocated among the Company Contribution Accounts of all Participants who are Employees on the Company's last business day of such Quarter in a manner that is consistent with the matching rates established in Section 4(a); provided, however, that a Participant who ceases to be an Employee during such Quarter because of such Participant's death or termination of employment at or after age fifty-five (55) with fifteen (15) or more years of service, as determined under the Hewlett-Packard Company Retirement Plan, shall be entitled to an allocation of Regular Company Contributions for such Quarter in a manner that is consistent with the matching rates established in Section 4(a). The Plan shall be administered in accordance with Appendix B which may result in the refund of Regular Company Contributions and any income or losses attributable thereto to certain Participants.

          SECTION 5.  LIMITATION ON CONTRIBUTIONS.
          ------- -   ---------- -- -------------

          (a) General Limitation. In no event shall the Annual Additions (as defined in Section 5(d)(i) below) allocated to any Participant for any Limitation Year (as defined in Section 5(d)(iii) below) exceed the lesser of:

          (i) Thirty thousand dollars ($30,000) or, if greater, twenty-five percent (25%) of the dollar limitation in effect under section 415(b)(1)(A) of the Code; or

         (ii) Twenty-five percent (25%) of the Participant's Total Compensation (as defined in Section 5(d)(ii) below) for such Limitation Year.

          (b) Effect of Limitation. If the limitations described in Section 5(a) above would be exceeded with respect to any Participant for any Limitation Year, the Annual Additions allocated to the Participant for such Limitation Year shall be reduced by reducing the components of such Annual Additions, as necessary, in the order in which they are listed in the definition of Annual Additions in Section 5(d)(i) below.

          (c) Excess Contributions. The amount of any Deferred Contributions and Regular Company Contributions for a Limitation Year which may not be allocated to a Participant because of the limitations described above shall be held unallocated for such Limitation Year and shall be allocated to the extent permitted by such limitations to such Participant in the succeeding Limitation Year. If such limitations would be exceeded with respect to the Participant in the succeeding Limitation Year by the allocation of such amount, such amount shall be held unallocated and allocated to the extent permitted by the limitations to such Participant in succeeding Limitation Years.

          (d) Special Definitions. For purposes of Section 5, the following definitions shall apply:

          (i)  "Annual Additions" means the sum of the following:

               (A) Deferred Contributions allocated to a Participant's Deferred Contribution Accounts for a Limitation Year;

               (B) Regular Company Contributions Allocated to a Participant's Regular Company Contribution Accounts for a Limitation Year; plus

               (C) Any employer contributions or forfeitures allocated to the Participant for the Limitation Year under any other defined contribution plan of the Company or a Subsidiary to which section 415 of the Code applies.

         (ii) "Total Compensation" means, at the discretion of the Company, any one of the definitions of compensation described in subparagraphs (i), (ii) or (iii) of subsection 1(j) of Appendix B, received by the Participant from the Company and each Subsidiary for the Limitation Year. Any definition of Total Compensation shall be used consistently during each Limitation Year. A Participant's Total Compensation shall not exceed the amount specified in section 401(a)(17) of the Code.

        (iii) "Limitation Year" means each consecutive twelve (12) month period commencing November 1 and ending October 31.

          (e) Combined Limitation on Benefits and Contributions. Except as otherwise permitted under ERISA or the Tax Equity and Fiscal Responsibility Act of 1982, the sum of a participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed one (1.0) with respect to any Plan Year. For purposes of this Section 5(e) the terms "defined benefit plan fraction" and "defined contribution plan fraction" shall have the meaning given to those terms by section 415(e) of the Code and the regulations thereunder. If a Participant would exceed the foregoing limitation, the Participant's benefits under the Hewlett-Packard Company Retirement Plan or under any other qualified defined benefit plan maintained by the Company or a Subsidiary shall be reduced as necessary to allow the Participant's Annual Additions to equal the maximum permitted by Section 5(a) above.

          SECTION 6.  ACCOUNTS AND VALUATION.
          ------- -   -------- --- ---------

          (a) Accounts. The following Accounts, as appropriate, shall be maintained for a Participant:

          (i) A "Regular Company Contribution Short Term Income Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Short Term Income Fund;

         (ii) A "Regular Company Contribution Bond Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Bond Fund;

        (iii) A "Regular Company Contribution Equity Index Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Equity Index Fund;

         (iv) A "Regular Company Contribution Growth and Income Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Growth and Income Fund;

          (v) A "Regular Company Contribution Magellan Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Magellan Fund;

         (vi) A "Regular Company Contribution Contrafund Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Contrafund;

        (vii) A "Regular Company Contribution Stock Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Stock Fund;

       (viii) A "Deferred Contribution Short Term Income Account" consisting of each Participant's Deferred Contributions which the Participant has directed to be invested in the Short Term Income Fund;

         (ix) A "Deferred Contribution Bond Account" consisting of each Participant's Deferred Contributions which the Participant has directed to be invested in the Bond Fund;

          (x) A "Deferred Contribution Equity Index Account" consisting of each Participant's Deferred Contributions which the Participant has directed to be invested in the Equity Index Fund;

         (xi) A "Deferred Contribution Growth and Income Account" consisting of each Participant's Deferred Contributions which the Participant has directed to be invested in the Growth and Income Fund;

        (xii) A "Deferred Contribution Magellan Account" consisting of each Participant's Deferred Contributions which the Participant has directed to be invested in the Magellan Fund;

       (xiii) A "Deferred Contribution Contrafund Account" consisting of each Participant's Deferred Contributions which the Participant has directed to be invested in the Contrafund;

        (xiv) A "Deferred Contribution Stock Account" consisting of each Participant's Deferred Contributions which the Participant has directed to be invested in the Stock Fund;

         (xv)  A "Rollover Short Term Income Account"   consisting of each
     Participant's rollover contributions which the Participant has directed to be invested in the Short Term Income Fund;

        (xvi) A "Rollover Bond Account" consisting of each Participant's rollover contributions which the Participant has directed to be invested in the Bond Fund;

       (xvii) A "Rollover Equity Index Account" consisting of each Participant's rollover contributions which the Participant has directed to be invested in the Equity Index Fund;

       (xviii) A "Rollover Growth and Income Account" consisting of each Participant's rollover contributions which the Participant has directed to be invested in the Growth and Income Fund;

        (xix) A "Rollover Magellan Account" consisting of each Participant's rollover contributions which the Participant has directed to be invested in the Magellan Fund;

         (xx) A "Rollover Contrafund Account" consisting of each Participant's rollover contributions which the Participant has directed to be invested in the Contrafund;

        (xxi) A "Rollover Stock Account" consisting of each Participant's rollover contributions which the Participant has directed to be invested in the Stock Fund; and

       (xxii) A "Loan Account" consisting of an amount equal to the outstanding principal and accrued inter-est under the Participant's promissory note(s) held in the Loan Fund.

          (b) Valuation of Accounts. A Participant's interest in each Account shall be represented by units of participation. Each Account (other than a Loan Account) shall be adjusted as of each Valuation Date by the Trustee to reflect any change in the unit value of the Account since the immediately preceding Valuation Date. The unit value of the Account shall be based on the fair market value of the Account, appropriately adjusted by the Trustee for any realized or unrealized investment income, gains, losses and expenses. A Participant's number of units shall be adjusted to reflect any withdrawals or loans pursuant to Section 10 or 11, or the establishment of an account for an alternate payee pursuant to Section 12(b), from the Participant's Accounts. The valuation of units of participation will be based on values as of the close of business on each Valuation Date, and all transactions under the Plan will be based on this valuation.

          SECTION 7.  INVESTMENT OF ACCOUNTS.
          ------- -   ---------- -- --------

          (a) Investment Funds. The Trust Fund shall be composed of the "Short Term Income Fund," the "Bond Fund," the "Equity Index Fund," the "Growth and Income Fund," the "Magellan Fund," the "Contrafund," the "Stock Fund," and the "Loan Fund." The Funds shall be invested and reinvested as follows:

          (i) The Short Term Income Fund. The Short Term Income Fund is the Fidelity Money Market Trust which seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and is invested in high quality money market instruments of all kinds. The Short Term Income Fund is more fully described in the Fidelity Money Market Trust prospectus, as updated from time to time.

         (ii) The Bond Fund. The Bond Fund is the Fidelity Intermediate Bond Fund which seeks a high level of current income and is primarily invested in high and upper medium grade fixed income obligations. The Bond Fund is more fully described in the Fidelity Intermediate Bond Fund prospectus, as updated from time to time.

        (iii) The Equity Index Fund. The Equity Index Fund is the Fidelity U.S. Equity Index Portfolio which seeks to equal the total return performance of common stock publicly traded in the United States, and is invested in a portfolio that attempts to duplicate the composition of the Standard & Poor's Stock Price Index of 500 Stocks. The Equity Index Fund is more fully described in the Fidelity U.S. Equity Index Portfolio prospectus, as updated from time to time.

         (iv) The Growth and Income Fund. The Growth and Income Fund is the Fidelity Growth and Income Portfolio which seeks long-term capital growth and reasonable level of current income by generally investing in companies which offer capital appreciation with dividend payments. The Growth and Income Fund is more fully described in the Fidelity Growth and Income Portfolio prospectus, as updated from time to time.

          (v) The Magellan Fund. The Magellan Fund is the Fidelity Magellan Fund which seeks capital appreciation and is primarily invested in domestic and international common stocks and securities convertible into common stock. The Magellan Fund is more fully described in the Fidelity Magellan Fund prospectus, as updated from time to time.

         (vi) The Contrafund. The Contrafund is the Fidelity Contrafund which seeks capital appreciation by generally investing in the common stocks and convertible securities of undervalued companies undergoing positive changes and turnarounds. The Contrafund is more fully described in the Fidelity Contrafund Portfolio prospectus, as updated from time to time.

        (vii) The Stock Fund. The Stock Fund shall be invested and reinvested primarily in Stock, except that small amounts held in the Stock Fund may be invested and reinvested in interest-bearing short-term debt obligations, money market instruments, savings accounts or similar investments. The Stock Fund shall consist of all Stock Fund investments held by the Trustee and all cash held by the Trustee which is derived from dividends, interest or other income from Stock Fund investments, Deferred Contributions,

     Regular Company Contributions and contributions pursuant to Sections 12(l) and 12(m) to be invested in the Stock Fund, and proceeds from the sale or redemption of Stock Fund investments. The cash shall be invested as provided in this Paragraph (vii).

          In the absence of any direction by the Company pursuant to Section 13(b)(iii), the Trustee shall select the time, price, amount and manner of a purchase of Stock for the Stock Fund and any broker, dealer or private seller through or from which a purchase of Stock is made. The Trustee in its discretion may purchase Stock that was distributed to a Participant or Beneficiary at the closing price of Stock as quoted on the New York Stock Exchange for the business day on which the Trustee receives a written offer to sell. No commission shall be paid in connection with any such purchase.

       (viii) The Loan Fund. The Loan Fund shall be invested solely in promissory notes which are the obligations of Participants pursuant to
     Section 11. Cash transferred from other Funds pursuant to Section 11(d) shall be applied to fund loans to Participants, and cash derived from principal and interest payments shall be transferred to other Funds pursuant to Section 11(e).

          (b) Investment Directions. A Participant may direct the investment of the Participant's combined Deferred Contribu-tions, share of Regular Company Contributions and contributions pursuant to Sections 12(l) and 12(m) among the Short Term Income Fund, the Bond Fund, the Equity Index Fund, the Growth and Income Fund, the Magellan Fund, the Contrafund and the Stock Fund, through TABS at the time of enrollment or reenrollment. The Participant may change the Participant's investment directions for his or her combined Deferred Contributions, Regular Company Contributions and contributions pursuant to Sections 12(l) and 12(m) on a daily basis by direct telephonic instructions to the Trustee. A Participant shall specify the percentage of the Participant's combined Deferred Contributions, Regular Company Contributions and contributions pursuant to Sections 12(l) and 12(m) to be invested in the Short Term Income Fund, the Bond Fund, the Equity Index Fund, the Growth and Income Fund, the Magellan Fund, the Contrafund and the Stock Fund. Investment elections shall be in such minimum percentage amounts with respect to each Fund as permitted by the Company.

          (c) Reinvestment Directions. On a daily basis, by direct telephonic instruction to the Trustee, a Participant may direct the reinvestment of the Participant's combined Rollover Account, Deferred Contribution Account and Regular Company Contribution Account among the Short Term Income Fund, the Bond Fund, the Equity Index Fund, the Growth and Income Fund, the Magellan Fund, the Contrafund and the Stock Fund. A Participant shall specify the reinvestment amounts of the Participant's combined Rollover Account, Deferred Contribution Account and Regular Company Contribution Account to be invested in the Short

Term Income Fund, the Bond Fund, the Equity Index Fund, the Magellan Fund, the Growth and Income Fund, the Contrafund and the Stock Fund. Reinvestment directions shall be in such minimum dollar or percentage amounts as permitted by the Trustee.

          (d) No Investment Directions. A Participant's combined Deferred Contributions, share of Regular Company Contributions and contributions pursuant to Sections 12(l) and 12(m) shall be invested in the Short Term Income Fund in the event that the Participant fails to direct their investment.

          (e)  Limitations on Telephone Instructions to the Trustee Pursuant to
Section 7(b). Telephone instructions to the Trustee pursuant to Section 7(b) will not be processed on each Payday and the Valuation Date immediately preceding such Payday, and shall be subject to the terms and conditions of the Trust Agreement and Schedule G thereof.

          SECTION 8.  VESTING.
          ------- -   -------
          A Participant's interest in his or her Accounts shall be one hundred percent (100%) vested and nonforfeitable at all times.

          SECTION 9.  DISTRIBUTION OF PLAN BENEFITS.
          ------- -   ------------ -- ---- --------

          (a) Amount and Form of Distribution. A Participant's Plan Benefit with respect to his or her Deferred Contribution Account, Regular Company Contribution Account and Rollover Account, if any, shall consist of the cash and equivalent shares of Stock credited to such Accounts on the first Valuation Date immediately after the Payday following the date the Trustee receives a claim from the Company pursuant to Section 15. In the event that the Participant is deceased, distribution shall be made to his or her Beneficiary.
A Plan Benefit shall be paid in a lump sum distribution consisting of cash except that a Participant may elect to have his or her Plan Benefit attributable to the Stock Fund paid in whole shares of Stock, plus a check for any fractional shares.

          A Participant's or Beneficiary's election of a form of lump sum distribution shall be filed with the Company at the time or after the Participant ceases to be an Employee. If a Participant or Beneficiary fails to elect a form of lump sum distribution at the time or after the Participant ceases to be an Employee, the entire Plan Benefit shall be distributed in cash. By written notice to the Company and with the Company's approval, a Participant may also elect to have his or her entire Plan Benefit distributed in the form of a direct transfer to an individual retirement account maintained by the Trustee, subject to completion and submission of such written forms as required by the Trustee.

          (b)  Time of Distribution.

          (i) The following rules shall govern the time of distribution of the Participant's lump sum distribution:

               (A) If the amount of the Participant's Plan Benefit either does not exceed $3,500 or exceeds $3,500 and the Participant has a loan outstanding under Section 11 that has not been repaid, the Participant's lump sum distribution shall be distributed as soon as reasonably practicable following a Payday after the Participant ceases to be an Employee;

               (B) If the amount of the Participant's Plan Benefit exceeds $3,500, and he or she does not have an outstanding loan under Section 11 that has not been repaid, the Participant's lump sum distribution shall not be distributed until he or she has filed the prescribed form with Company electing to receive the Plan Benefit. If the Participant fails to file the prescribed form, the Participant's lump sum distribution shall be distributed when the Participant attains age 65 (the "Normal Retirement Age").

          (c) Required Beginning Date. Notwithstanding any other provision of the Plan to the contrary, distribution of the Plan Benefit of a Participant shall be made in cash not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, whether or not the Participant is an Employee at that time. The preceding sentence shall not apply to any Participant who attains age 70 1/2 before January 1, 1988 and who is not a "5-percent owner" (as defined in section 416 of the Code) at any time during or after the Plan

Year ending within the calendar year in which the Participant attained age
66 1/2. If a Participant accrues an additional Plan Benefit after distribution is made pursuant to this paragraph, the Plan Benefit that accrues following the original distribution shall be distributed each year on or before the following December 31 in the same form in which the original distribution was paid.

          SECTION 10.  WITHDRAWALS.
          ------- --   -----------

          (a) Age Fifty-Nine and One-Half. Upon giving notice to the Company in the manner prescribed and satisfying the requirements of this Section 10(a), a Participant may, with such frequency as may be established by the Company, withdraw from his or her Regular Company Contribution Account, Deferred Contribution Account and Rollover Account, if any (but not his or her Loan Account), an amount in cash which is not more than the value of the Participant's Accounts (other than his or her Loan Account) as of the date the withdrawal was made, only if the Participant will have attained age fifty-nine and one-half (59 1/2) at the time the withdrawal is to be made. All withdrawals pursuant to this Section 10(a) shall be in a minimum amount of one thousand dollars ($1,000.00) or, if less, the entire value (adjusted as provided in Section 6(b)) of the Participant's Regular Company Contribution Account, Deferred Contribution Account and Rollover Account as of the date the withdrawal is made. The Participant's Accounts which funded the withdrawal shall be adjusted to reflect the value of such Accounts as of the date the Trustee liquidates such Accounts to fund the withdrawal.

          (b) Hardship Withdrawals. Notwithstanding Subsection 10(a), a Participant may in the event of a financial hardship, request a hardship withdrawal. Such withdrawal shall not be less than one thousand dollars ($1,000) or one hundred percent (100%) of the limit in the immediately succeeding sentence if less than one thousand dollars ($1,000). Hardship withdrawals shall be limited to the value of the Participant's Deferred Contribution Account, Regular Company Contribution Account and Rollover Account, but shall not include, with respect to the period after December 31, 1988, Regular Company Contributions or earnings on the Deferred Contribution Account and Regular Company Contribution Account.

          A distribution shall be on account of a financial hardship only if the distribution is made on account of an immediate and heavy financial need and is necessary to satisfy such financial need. The Company shall make its determination regarding the propriety of specific hardship withdrawals based on the Participant's written representations.

          (i) The following shall constitute an immediate and heavy financial need:

               (A) Medical expenses described in Code section 213(d) incurred by, or necessary to obtain medical care for, the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code section 152);

               (B) Purchase or construction (excluding mortgage payments) of a principal residence of the Participant;

               (C) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his or her spouse, children, or dependents;

               (D) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence;

               (E)  The need to pay the funeral expenses of a family member;

               (F) Anticipated federal and state income taxes and penalties resulting from the hardship distribution. Any amounts necessary to pay such taxes or penalties shall not exceed a uniform amount determined by the Company in its sole discretion; or

               (G) A financial need that has been identified as a deemed immediate and heavy financial need in a ruling, notice or other document of general applicability issued under the authority of the Commissioner of Internal Revenue.

          (ii) A distribution on account of an immediate and heavy financial need shall be deemed necessary to satisfy such need only if:

               (A) The amount withdrawn does not exceed the amount of the immediate and heavy financial need;

               (B) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Affiliated Group;

               (C) The Participant's contributions to the Plan, and the Company's Employee Stock Purchase Plan, will be suspended for at least 12 months after receipt of the hardship distribution; and

               (D) The Participant may not make Deferred Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the Code for such next taxable year less the amount of such employee's Deferred Contributions for the taxable year of the hardship distribution.

          SECTION 11.  LOANS.
          ------- --   -----

          (a) Eligibility for Loans. A Participant may elect to borrow from his or her Regular Company Contribution Account, Deferred Contribution Account and Rollover Account, if any;

provided, however, that a Participant shall not be eligible to elect to borrow any amount under the Plan if he or she has an outstanding loan obligation under the Plan that is in default or if he or she is (i) suspended pursuant to Section 2(b); (ii) an Employee who is eligible for and receiving benefits under the Hewlett-Packard Company Employee Benefits Organization Income Protection Plan; or (iii) an Employee not employed by a Participating Company on a regular basis.

          (b) Amount of Loans. A Participant may elect to borrow from his Accounts (other than his or her Loan Account) in the manner prescribed by the Company. No loan shall be granted under the Plan to the extent that it would cause the aggregate balance of all loans which a Participant has outstanding under the Plan and under any other qualified plan maintained by a member of the Affiliated Group to exceed an amount equal to the lesser of: (i) fifty thousand dollars ($50,000.00), less the amount by which the highest aggregate balance has been reduced by repayments during the 12-month period ending on the day before the day on which the new loan is to be made, or (ii) fifty percent (50%) of the value of all of the Participant's Accounts.

          (c) Terms of Loans. All loans shall be on such terms and conditions as the Company may determine, provided that all loans shall:

          (i) Be made pursuant to a promissory note secured by fifty percent (50%) of all of the Participant's Accounts;

         (ii) Be amortized over twelve (12), twenty-four (24), thirty-six (36) or forty-eight (48) months, as the Participant shall elect;

        (iii) Bear interest at a rate equal to the prime interest rate as published in the Western Edition of the Wall Street Journal, plus one-half of one percent ( 1/2%), as of the last day of the month preceding the month in which the loan is requested;

         (iv) Provide for repayment in full on or before the date when distribution of the Participant's Plan Benefit is to commence; and

          (v) Be in an amount in cash of not less than one thousand dollars ($1,000).

          (d) Source of Loans. The assets in a Participant's Accounts shall be liquidated as necessary to fund the Participant's loan in the following order:

          (i)  The Rollover Short Term Income Account;

         (ii)  The Regular Company Contribution Short Term Income Account;

        (iii)  The Deferred Contribution Short Term Income Account;

         (iv)  The Rollover Bond Account;

          (v)  The Regular Company Contribution Bond Account;

         (vi)  The Deferred Contribution Bond Account;

        (vii)  The Rollover Equity Index Account;

       (viii)  The Regular Company Contribution Equity Index Account;

         (ix)  The Deferred Contribution Equity Index Account;

          (x)  The Rollover Growth and Income Account;

         (xi)  The Regular Company Contribution Growth and Income Account;

        (xii)  The Deferred Contribution Growth and Income Account;

       (xiii)  The Rollover Magellan Account;

        (xiv)  The Regular Company Contribution Magellan Account;

         (xv)  The Deferred Contribution Magellan Account;

        (xvi)  The Rollover Contrafund Account;

       (xvii)  The Regular Company Contribution Contrafund Account;

      (xviii)  The Deferred Contribution Contrafund Account;

        (xix)  The Rollover Stock Account;

         (xx)  The Regular Company Contribution Stock Account; and

        (xxi)  The Deferred Contribution Stock Account.

The Participant's Accounts which funded the loan shall be adjusted to reflect the value of such Accounts as of the date the Trustee liquidates such Accounts to fund the loan. The proceeds of the liquidation of the Participant's Accounts shall be disbursed to the Participant.

          (e) Withholding and Application of Loan Payments. Regular principal and interest payments shall be made solely through irrevocable periodic payroll deductions from the Participant's compensation from members of the Affiliated Group. Principal and interest payments shall be made to the Trustee on each Payday commencing approximately two weeks, but as soon as administratively practicable, after the date a Participant receives his or her loan proceeds. Prior to a period of suspension described in Section 2(b), the Company may require a Participant to prepay principal and interest payments or may require the Participant to deposit additional security acceptable to the Company with the Plan in accordance with uniform and nondiscriminatory rules adopted by the Company and incorporated herein by reference. Principal and interest payments first shall be credited to the Participant's Loan Account (and any loss caused by nonpayment of such loan shall be borne solely by such Account) and then shall be transferred to the Participant's Rollover Account, Regular Company Contribution Account and Deferred Contribution Account (in the reverse order in which such Accounts provided funding for the loan) to be invested according to the Participant's latest investment election under Section 7(b). A loan may be prepaid in full effective as of the first Payday of the month following the month in which payment is received by the Company in the form of a cashiers check, money order or HP Credit Union Check or Draft. A prepayment check may be returned to the Participant if it is received after the end of the month for which the prepayment is intended. No partial prepayments shall be permitted. A loan shall be deemed repaid upon distribution of the Participant's Plan Benefit pursuant to Section 9.

          (f) Security and Default. Prior to repayment, a promissory note shall be considered in default in the event the borrower dies, terminates his or her participation in the Plan, a payment is, or a series of payments are, not made when due, the borrower files for relief under the United States Bankruptcy Code, the loan becomes a deemed distribution under section 72(p) of the Code or the Plan is terminated. In the event a default occurs and is not cured within any grace period set forth in the promissory note, the full amount due under the note shall become immediately due and payable. In such event, the Company, in its sole discretion, shall take such actions as it deems necessary or appropriate to cause the Plan to realize on its security for the loan. These actions may include (without limitation) repaying the loan out of any Plan Benefit then distributable or repaying the loan out of the proceeds of an involuntary withdrawal from the Participant's Accounts, whether or not the withdrawal would be permitted under Section 10 on a voluntary basis; provided that an involuntary withdrawal from the Participant's Accounts shall be made only in circumstances under which a withdrawal would not cause the Plan to violate the requirements of sections 401(a) and 401(k) of the Code.

          (g) Maximum Number of Loans. A Participant shall have no more than two loans outstanding under the Plan at any time.

          SECTION 12.  GENERAL PROVISIONS.
          ------- --   ------- ----------

          (a) Participant Statement. Each Participant who is an Eligible Employee shall be given a general explanation of the Plan and, at least once in each Plan Year, shall be furnished with a statement showing:

          (i) The balance in his or her Accounts on the date as of which the statement is provided;

         (ii) The net change in the value of his or her Accounts since the preceding statement date;

        (iii) The amount of Deferred Contributions and Regular Company Contributions allocated to his or her Accounts for the period for which the statement is provided;

         (iv) The cash value of his or her Accounts as of the first Payday following the Quarter for which the statement is provided; and

          (v)  The status of his or her Loan Account, if applicable.

In the event that a statement is inaccurate because of a clerical error, the Company shall have no responsibility to issue a corrected statement if the error is discovered after the end of the Quarter in which the statement was issued.

          (b) No Assignment of Rights. The interest and property rights of any person in the Plan, in the Trust Fund or in any distribution to be made under the Plan shall not be subject to option nor be assignable, either by voluntary or involuntary assignment or by operation of law, including

(without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation hereof shall be void. Any payment pursuant to a domestic relations order shall not constitute a violation of this section 12(b) if such order is determined to be a "qualified domestic relations order" (as defined in section 414(p) of the Code). If the payment is made when the Participant is no longer an Employee, the payment to the "alternate payee" (as defined by section 414(p) of the Code) shall be valued pursuant to Section 9(a). In addition, if requested, the Company shall make payment to an alternate payee pursuant to a qualified domestic relations order even if the Participant has not attained the "earliest retirement age" (within the meaning of section 414(p) of the Code). Under these circumstances, the interest of an alternate payee in the Participant's Plan Benefit shall be valued for purposes of distribution on the first Valuation Date immediately after the Payday following the date the Trustee receives notice of a claim for benefits from the Company pursuant to Section 15. For all purposes under the Plan except Section 5, the value of a Participant's Accounts shall not include the amount payable to an alternate payee pursuant to a qualified domestic relations order. A separate account shall be established for an alternate payee consistent with an approved qualified domestic relations order at such time as the Company instructs the Trustee to establish such an account, after which the alternate payee shall have reinvestment direction rights provided in Section 7(c).

          (c) Plan Mergers. Except as may be permitted under regulations issued by the Secretary of the Treasury pursuant to sections 401(a)(12), 411(d)(6) and 414(l) of the Code, the Plan shall not merge or consolidate with, nor transfer assets or liabilities to, any other plan unless each Participant would receive a benefit under the Plan immediately after the merger, consolidation or transfer (if the Plan then terminated) which is equal to or greater than the benefit which he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

          (d) No Right in Trust Fund or to Employment. No person shall have any rights in or to the Trust Fund, or any part thereof, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. The establishment of the Plan, the granting of benefits and any action of any member of the Affiliated Group or any other person shall not be held or construed to confer upon any person any right to be continued as an Employee nor, upon dismissal, to confer any right or interest in the Trust Fund other than as provided herein. No provision of the Plan shall restrict the right of any member of the Affiliated Group to discharge any Employee at any time and for any reason.

          (e) Competency to Handle Benefits. If, in the opinion of the Company, any person is unable to properly handle any property distributable to such person under the Plan, the Company may make any reasonable arrangement for the distribution of Plan benefits on such person's behalf that it determines will be beneficial to such person, including (without limitation) distribution to the person's guardian, conservator, spouse, dependent or parent.

          (f) False or Erroneous Statements. If any person makes any statement which is false or erroneous, fails to state or furnish any material fact or information or fails to correct any such information which has been previously furnished to the Trustee, the Company or any other Participating Company, the benefits payable with respect to such person shall be adjusted, if necessary, upon the discovery of the accurate information. The amount of any payments theretofore made in reliance on incorrect information shall be recalculated, if necessary, and reasonable steps shall be taken to recover any overpayment, as the Company may determine.

          (g) Effect of Re-Employment on Payment of Plan Benefit. If a Participant is re-employed by any member of the Affiliated Group before his or her Plan Benefit has been distributed, distribution of his or her Plan Benefit shall not be made prior to the termination of his or her employment following re-employment.

          (h) Effect of Subsequent Changes in Plan. All benefits to which any Participant or Beneficiary may be entitled hereunder shall be determined under the Plan as in effect when the Participant's employment terminates and shall not be affected by any subsequent change in the provisions of the Plan, unless the Participant is re-employed, in which case his or her benefit with respect to employment following re-employment shall be based on the provisions of the Plan in effect on the date his or her employment by the Affiliated Group terminates following re-employment.

          (i) Governing Law. This Plan shall be construed in accordance with ERISA and, to the extent not preempted by ERISA, the laws of the State of California.

          (j) Beneficiary. By filing the prescribed form with the Company upon commencement of participation, each Participant shall designate a person or persons to be such Participant's "Beneficiary" to receive amounts payable under the Plan in the event of the death of the Participant. Any designation by a married Participant of a person other than his or her spouse as Beneficiary shall be effective only if his or her spouse consents in writing to such designation. Such consent shall acknowledge the effect of such designation and shall be witnessed by a representative of the Company or a notary public. The spouse may revoke such consent only in the event that the Participant changes his or her Beneficiary designation. Subject to the foregoing, a Participant may change his or her Beneficiary from time to time in accordance with procedures established by the Company. If the Participant has not designated a Beneficiary, or if the designated Beneficiary (or Beneficiaries) are not living at the time any payment is to be made hereunder, then (i) the spouse of the deceased Participant shall be his or her Beneficiary; or (ii) if the Participant has no spouse living at the time of such payment, his or her then living children shall be his or her Beneficiaries, in equal shares; or (iii) if the Participant has neither a spouse nor children living at the time of such payment, his or her then living parents shall be his or her Beneficiaries, in equal shares; or (iv) if none of the individuals described in
(i) through (iii) are living at the time of such payment, his or her estate shall be his or her Beneficiary.

          (k) Lost Participant or Beneficiary. If the Company is unable to locate a Participant or Beneficiary who is entitled to receive any property which constitutes all or part of a Plan Benefit, then the Company may (but need not) reallocate such property among other Participants. In the event that such Participant or Beneficiary thereafter makes a claim for such property, the Company shall reinstate such property (without income, gains or other adjustment) by making a special contribution to the Plan as soon as reasonably practicable after such claim is made. However, if any property which constitutes all or part of a Plan Benefit would have been lost by reason of escheat, then such property shall not be subject to reinstatement by the Company.

          (l) Rollover From Qualified Plan. With the consent of the Company an Eligible Employee may contribute all or any part of an "eligible rollover distribution" within the meaning of section 402(c)(4) of the Code to the Plan, through a rollover in accordance with section 402(c) of the Code, including a direct transfer in accordance with section 401(a)(31) of the Code and the Regulations thereunder; provided, however, that such eligible rollover distribution may be contributed to the

Plan only if (i) the contribution is paid entirely in the form and manner prescribed by the Company, (ii) the Eligible Employee establishes to the satisfaction of the Company that such distribution was an eligible rollover distribution from a plan which, at the time of the distribution, met the requirements of section 401 of the Code, and (iii) in the case of a rollover that is not made in accordance with the direct transfer provisions of section 401(a)(31) of the Code, the contribution is made within sixty (60) days after the Eligible Employee's receipt of the eligible rollover distribution. Any amount contributed by an Eligible Employee pursuant to this Section 12(l) shall be credited on a weekly basis to a separate account maintained for the Eligible Employee, which shall be called a "Rollover Account."

          (m) Rollover From IRA. With the consent of the Company an Eligible Employee may, within sixty (60) days after the date of receipt of a distribution from an individual retirement account which meets the requirements of section 408 and related sections of the Code, contribute all or any part of such distribution to the Plan; provided, however, that all or any part of such distribution may be contributed to the Plan only if (i) the distribution represents the entire amount in such individual retirement account; (ii) no part of the distribution is attributable to any source other than a "rollover contribution," including a direct transfer made in accordance with the direct transfer provisions of section 401(a)(31) of the Code, from an employees' trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of such Code; (iii) the contribution is paid entirely in the form and manner prescribed by the Company; and (iv) the Eligible Employee establishes to the satisfaction of the Company that the conditions set forth in (i), (ii) and (iii) above have been met and such distribution was made from an individual retirement account which, at the time of the distribution, met the requirements of section 408 and related sections of the Code. Any amount contributed by an Eligible Employee pursuant to this Section 12(m) shall be credited on a weekly basis to a separate account maintained for the Eligible Employee, which shall be called a "Rollover Account."

          (n) Return of Contributions. Each contribution to the Plan by the Participating Companies is expressly conditioned on its deductibility under Code section 404. In the event a deduction for such contributions is disallowed in whole or in part, the amount disallowed (reduced by any losses incurred with respect to such amount) may be returned to the Participating Companies within one (1) year after the disallowance of the deduction. In addition, if a Participating Company makes any contribution because of a mistake of fact, then the amount contributed because of the mistake (reduced by any losses incurred with respect to such amount) may be returned to such Participating Company within one (1) year after the contribution was made.

          (o) Voting Rights. Voting rights of Participants with respect to Stock shall be governed by the terms of the Trust Agreement.

          (p) Insider Trading Restrictions. Notwithstanding any other provision of the Plan to the contrary, any Participant who is also subject to
Section 16 of the Securities Exchange Act of 1934 shall not be allowed to direct the investment of his or her Deferred Contributions, share of Regular Company Contributions and contributions made pursuant to Sections 12(l) and 12(m) to the Stock Fund until the Plan is approved by the Company's shareholders. Moreover, any such Participant shall not be allowed to direct the reinvestment of his or her combined Rollover Account, Deferred Contribution Account and Regular Company Contribution Account into the Stock Fund until six months after the date the Plan is approved by the Company's shareholders.

          SECTION 13.  FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION.
          ------- --   --------- ---------------- --- ---- --------------

          (a) Named Fiduciary for Plan Administration. The Company is the named fiduciary which has the discretionary authority to control and manage the operation and administration of the Plan, and is the "administrator" of the Plan and the "plan sponsor" as such terms are used in ERISA. The Company shall make such rules, regulations, interpretations and computations and shall take such other action to administer the Plan as it may deem appropriate in its sole discretion. In administering the Plan, the Company shall act in a nondiscriminatory manner to the extent required by section 401 and related sections of the Code and shall at all times discharge its duties with respect to the Plan in accordance with the standards set forth in section 404(a)(1) of ERISA.

          (b) Named Fiduciary for Management of Plan Assets. The Company is the named fiduciary with respect to the control and management of the assets of the Plan only to the extent of (i) having the duty to appoint one (1) or more trustees to hold the assets of the Plan in trust and to enter into a trust agreement with each such trustee with respect to the assets held in trust thereunder, (ii) having the authority to remove any trustee so appointed and to appoint one (1) or more successor trustees, (iii) having the authority to select any broker, dealer or private seller through or from which a purchase of Stock is made, (iv) having the authority to appoint one or more Investment Managers and to enter into a contract with each such Investment Manager with respect to the management of such assets as are to be subject to the management of such Investment Manager, and (v) having the duty to carry out the funding policy and method as provided in Section 14.

          (c) Service in Several Fiduciary Capacities. Nothing herein shall prohibit any person or group of persons from serving in more than one fiduciary capacity with respect to the Plan (including service both as Plan administrator and trustee).

          (d) Duties and Responsibilities of the Plan Administrator. The duties and responsibilities of the Company under the Plan (which are not delegated pursuant to Section 13(e)) shall be carried out on its behalf by its directors, officers, employees and agents, acting in their capacities as directors, officers, employees, and agents and not as individual fiduciaries. The Company may engage the services of such persons or organizations to render advice or perform services with respect to its duties and responsibilities under the Plan as it may determine to be necessary or appropriate. Such persons or organizations may include, but shall not be limited to, actuaries, attorneys, accountants, administrators and consultants.

          (e) Delegation of Fiduciary Responsibilities. In lieu of carrying out any of its fiduciary responsibilities under the Plan (pursuant to Section 13(d)), the Company may delegate its fiduciary responsibilities (except "trustee responsibilities" as defined in section 405(c)(3) of ERISA) to any person or persons pursuant to a written contract with such other person which specifies the fiduciary responsibilities so delegated. Except as provided in Section 16 (Review Procedure), however, the Company is specifically prohibited from designating any of its directors, officers or employees as a fiduciary and from delegating to any such individual any of the Company's fiduciary responsibilities under the Plan.

          SECTION 14.  FUNDING POLICY AND METHOD.
          ------- --   ------- ------ --- ------

          (a) Contributions. The Company shall cause the Participating Companies to make Deferred Contributions and Regular Company Contributions required pursuant to Sections 3 and 4.

          (b) Expenses of the Plan. The Participating Companies shall pay all expenses of the Plan, except such expenses as are paid out of the Trust Fund pursuant to the Company's direction or the terms of the Trust Agreement. The Company shall have complete and unfettered discretion to determine whether an expense of the Plan or Trust shall be paid by the Participating Companies or out of the Trust Fund, and this section 14(b) shall not be construed to require the Participating Companies to pay any portion of the expenses of the Plan and Trust that the Company has directed be paid from the Trust Fund. The Company's discretion and authority to direct the Trust Fund to pay any reasonable expenses of the Plan and Trust shall not be limited in any way by any prior decision or act, whether repeated or sporadic, by the Company and other Participating Companies to pay any or all expenses of the Plan and Trust.

          (c) Cash Requirements. From time to time, the Company shall estimate the benefits and administrative expenses to be paid out of the Trust Fund during the period for which such estimate is made and shall also estimate the Deferred Contributions and Regular Company Contributions to be made to the Plan during such period by the Participating Companies. The Company shall inform the Trustee of the estimated cash needs of the Plan during the period for which such estimates are made. Such estimates shall be made on an annual, Quarterly, monthly or other basis as the Company shall determine.

          (d) Independent Accountant. The Company shall engage an independent qualified public accountant to conduct such examinations and to render such opinions as may be required by section 103(a)(3) of ERISA. The Company may remove and discharge the person so engaged, but in such case it shall engage a successor independent qualified public accountant to perform such examinations and to render such opinions.

          SECTION 15.  CLAIMS PROCEDURE.
          ------- --   ------ ---------

          (a)  Claims for Benefits.

          (i) No Payment Without Claim. Except for the cashout of Plan Benefits pursuant to Sections 9(b) and (c), no Plan Benefit will be paid to or on behalf of a Participant under the Plan until the Participant (or the Participant's Beneficiary or an alternate payee) has filed a claim for benefits with the Company which contains all information which the Company may need to determine the amount of any payment due hereunder. If the claim for benefits is in good form, the Company shall direct the Trustee to distribute Plan Benefits as soon as administratively practicable after the claim form is received.

         (ii) Effect of Late Claim. If a properly completed claim for benefits has not been filed at least ninety (90) days before the date as of which payment of the Plan Benefit payable to or on behalf of a Participant is to be made, the payment of such benefit may be delayed for administrative reasons.

        (iii) Prescribed Forms; Address. All claims for benefits under the Plan must be made in writing on the form(s) prescribed by the Company and must be signed by the Participant or his or her Beneficiary, as appropriate. All claims for (or inquiries concerning) benefits under the Plan shall be submitted to the Company and shall be addressed as follows:
     "Hewlett-Packard Company, Plan Administrator under the Hewlett-Packard Company Tax Saving Capital Accumulation Plan, 3000 Hanover Street, Palo Alto, CA 94304."

          (b) Denial of Claims. In the event any claim for benefits or application for a loan or withdrawal is denied, in whole or in part, the Company shall notify the claimant of such denial in writing and shall advise the claimant of his or her right to appeal the denial. Such written notice shall set forth, in a manner calculated to be understood by the claimant, specific reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any information or material necessary for the claimant to perfect his or her claim, an explanation of why such material is necessary and an explanation of the Plan's review procedure. Such written notice shall be given to the claimant within ninety (90) days after the Company receives his or her claim, unless special circumstances require additional time for processing. If additional time for processing is required, written notice shall be furnished to the claimant prior to the termination of the initial ninety (90) day period. Such notice shall indicate the special circumstances requiring the extension of time and the date by which the Company expects to render its decision on the claim for benefits or application for a loan or withdrawal. If a claimant has not received written notice that additional time is required for processing his or her claim or application within ninety (90) days of the date it is received by the Company, the claim or application shall be deemed to have been denied and the claimant shall be permitted to appeal such denial in accordance with the review procedure described in Section 16. If a claimant receives proper and timely notice that additional time is required for processing his or her claim or application, but does not receive written notice of the Company's decision with respect to the claim or application within one hundred eighty (180) days after the date the claim or application is received by the Company, the claim or application shall be deemed to have been denied and the claimant shall be permitted to appeal such denial in accordance with the review procedure described in Section 16.

          SECTION 16.  REVIEW PROCEDURE.
          ------- --   ------ ---------

          (a) Appointment of Review Panel. The Company shall appoint a "Review Panel" which shall consist of three (3) or more individuals who may (but need not) be employees of the Company. The Review Panel shall be the named fiduciary which shall have discretionary authority to act with respect to appeals from denials of claims for benefits or applications for loans or withdrawals under the Plan.

          (b) Right to Appeal. Any person whose claim for benefits or application for a loan or withdrawal is denied (or deemed denied), in whole or in part, or such person's authorized representative, may appeal from the denial by submitting a written request for review of the claim to the Review Panel within sixty (60) days after receiving written notice of the denial from the Company (or, in the case of a deemed denial, within sixty (60) days after the date the claim or application is deemed denied). The Company shall give the claimant (or the claimant's representative) an opportunity to review pertinent documents in preparing a request for review.

          (c) Form of Request for Review. A request for review must be made in writing and shall be addressed as follows: "Review Panel under the Hewlett-Packard Company Tax Saving Capital Accumulation Plan, 3000 Hanover Street, Palo Alto, CA 94304." A request for review shall set forth all of the grounds upon which it is based, all facts in support thereof and any other matters which the claimant deems pertinent. The Review Panel may require the claimant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

          (d) Time for Review Panel Action. The Review Panel shall act upon each request for review within sixty (60) days after receipt thereof, unless special circumstances require additional time for review. If additional time for review is required, written notice shall be furnished to the claimant prior to the end of the initial sixty (60) day period, indicating the date by which the Review Panel expects to render its decision on his or her request for review. In no event shall the decision of the Review Panel be rendered more than one hundred twenty (120) days after it receives a claimant's request for review.

          (e) Review Panel Decision. Within the time prescribed by Section 16(d), the Review Panel shall give written notice of its decision to the claimant and the Company. In the event the Review Panel confirms the denial of the claim for benefits or the application for a loan or withdrawal, in whole or in part, such notice shall set forth, in a manner calculated to be understood by the claimant, specific reasons for such denial and specific references to the Plan provisions on which the decision was based. In the event that the Review Panel determines that the claim for benefits or the application for a loan or withdrawal should not have been denied, in whole or in part, the Company shall take appropriate remedial action as soon as reasonably practicable after receiving notice of the Review Panel's decision. If a claimant has not received written notice that additional time is required for review within sixty (60) days of the date his or her request for review is received by the Review Panel, the claim or application shall be deemed to have been denied on review. If a claimant receives proper and timely notice that additional time is required for review, but does not receive written notice of the Review Panel's decision with respect to his or her claim within one hundred twenty (120) days after the date the Review Panel receives the request for review, the claim or application shall be deemed to have been denied on review.

          (f) Rules and Procedures. The Review Panel shall establish such rules and procedures, consistent with the Plan and with ERISA, as it may deem necessary or appropriate in carrying out its responsibilities under this Section
16. The Review Panel may require a claimant who wishes to submit additional information in connection with an appeal from the denial of benefits to do so at his or her own expense.

          (g) Exhaustion of Remedies. No legal or equitable action for benefits under the Plan shall be brought unless and until the claimant: (i) has submitted a written claim for benefits or application for a loan or withdrawal in accordance with Section 15; (ii) has been notified that the claim or application is denied (or the claim or application is deemed denied) as provided in Section 15(b); (iii) has filed a written request for a review of the claim or application in accordance with this Section 16; and (iv) has been notified in writing that the Review Panel has affirmed the denial of the claim or application (or the claim or application is deemed to have been denied on review) as provided in Section 16(e).

          SECTION 17.  AMENDMENT AND TERMINATION OF THE PLAN.
          ------- --   --------- --- ----------- -- --- ----

          (a) Future of the Plan. Although the Company expects to continue the Plan indefinitely, inasmuch as future conditions cannot be foreseen, the Company reserves the right to amend or terminate the Plan at any time.

          (b) Limitation on Amendments. No amendment of the Plan shall (i) reduce the benefits of any Participant accrued under the Plan prior to the date the amendment is adopted, except to the extent that a reduction in accrued benefits may be permitted by ERISA nor (ii) divert any part of the assets of the Trust Fund to purposes other than the exclusive purposes of providing benefits to Participants and Beneficiaries who have an interest in the Plan and defraying the reasonable expenses of administering the Plan.

          (c) Termination of the Plan. Upon the termination of the Plan (or upon the complete discontinuance of Deferred Contributions and Regular Company Contributions to the Plan), no part of the Trust Fund shall revert to the Participating Companies nor be used for or diverted to purposes other than the exclusive purposes of providing benefits to Participants and Beneficiaries who have an interest in the Plan and defraying the reasonable expenses of administering the Plan. Upon the termination of the Plan (or upon the complete discontinuance of Deferred Contributions and Regular Company Contributions to the Plan), the Trust shall continue until the Trust Fund has been distributed to the affected Participants as provided in Section 17(e).

          (d) Obligations Upon Termination of the Plan. Notwithstanding any other provision of the Plan to the contrary, the Participating Companies shall have no obligation to continue making Deferred Contributions or Regular Company Contributions to the Plan after the termination thereof. Except as otherwise provided in ERISA, no Participating Company nor any other person shall have any liability or obligation to provide benefits hereunder after such termination. Upon the termination of the Plan, Participants and Beneficiaries shall obtain benefits solely from the Trust Fund. Upon a partial termination of the Plan, this Section 17(d) shall apply only with respect to those Participants and Beneficiaries who are affected by such partial termination.

          (e) Allocation of Trust Fund Upon Termination of the Plan. Upon the termination of the Plan (or upon the complete discontinuance of Deferred Contributions and Regular Company Contributions to the Plan), the Plan Benefit of each Participant shall be distributed to the Participant or to his or her Beneficiary at the time and in the manner provided in Section 9; provided, however, that the assets of the Trust Fund shall be allocated in accordance with section 403(d)(1) of ERISA.  Upon a partial termination of the Plan, this
Section 17(e) shall apply only with respect to those Participants and Beneficiaries who are affected by such partial termination.

          SECTION 18.  DEFINITIONS.
          ------- --   -----------

          (a) "Accounts" means, to the extent applicable to a Participant, one or more of the accounts set forth in Section 6(a).

          (b) "Affiliate" means any entity (whether corporation, partnership, joint venture or other entity) a substantial percentage of the equity interest of which is owned by the Company, by one or more Subsidiaries, or by the Company together with one or more Subsidiaries and which has been designated by the Company as an Affiliate for purposes of the Plan.

          (c) "Affiliated Group" means the Company, each Subsidiary and each Affiliate.

          (d) "Beneficiary" means the person or persons described in Section 12(j).

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Company" means Hewlett-Packard Company, a California corporation.

          (g) "Covered Compensation" means the regular wage or salary received by a Participant from a Participating Company, determined without regard to any Deferred Contributions made pursuant to Section 3, and without regard to any deferrals made pursuant to section 125 of the Code under the Hewlett-Packard Company Cafeteria Plan, and shall include commissions and shift differentials, pay for flexible time off, sick leave, vacation, jury duty, bereavement and other approved paid time off, and other payments classified as Covered Compensation pursuant to the Company's payroll practices. Covered Compensation shall not include any compensation paid to a Participant for periods during which he or she is not an Eligible Employee, nor any compensation paid for periods after the last day of the month in which he or she ceases to be an Employee, nor overtime or other premium pay, compensation for work in excess of the regular work week, bonuses or incentive pay, severance pay, cash profit-sharing payments, sick leave payments after termination of employment, the Company contribution to the Hewlett-Packard Company Employee Stock Purchase Plan, nor other special compensation of any kind. Covered Compensation shall not exceed the amount specified in section 401(a)(17) of the Code, as such amount may be adjusted by the Secretary of the Treasury from time to time. Covered Compensation shall be determined in accordance with section 414(s) of the Code and the regulations thereunder for purposes of establishing eligibility to make Deferred Contributions in excess of eight percent (8%) pursuant to Section 3(a).

          (h) "Deferred Contributions" means amounts contributed to the Plan by the Company on behalf of Participants pursuant to Section 3.

          (i) "Deferred Contribution Accounts" means, to the extent applicable to a Participant, one or more of the Deferred Contribution Short Term Income Account, the Deferred Contribution Bond Account, the Deferred Contribution Equity Index Account, the Deferred Contribution Growth and Income Account, the Deferred Contribution Magellan Account, the Deferred Contribution Contrafund Account and the Deferred Contribution Stock Account, to which the Deferred Contributions made on the Participant's behalf are credited.

          (j) "Eligible Employee" means any Employee of a Participating Company, other than: (i) an Employee whose employment is covered by a collective-bargaining agreement (unless such agreement expressly provides for participation in the Plan); (ii) an Employee who is eligible for and receiving benefits under the Hewlett-Packard Company Employee Benefits Organization Income Protection Plan on account of a period of disability in excess of ninety (90) days; (iii) an Employee who is a nonresident alien with respect to the United States and who derives no earned income from a United States source (unless such Employee has been designated as an Eligible Employee by the Company); (iv) an Employee who is a United States citizen working outside the United States, unless he or she is on a United States payroll; (v) an Employee who is a resident of Puerto Rico; (vi) an Employee who is deemed to be an employee of a member of the Affiliated Group pursuant to section 414(n) of the Code but who is not in fact a common-law employee of such member of the Affiliated Group; (vii) an Employee who is "On-Call," "On-Contract," or on "Short Term Programs Employment Status;" and (viii) any Employee or group of Employees designated by the Executive Committee of the Board of Directors of the Company as ineligible to participate in the Plan. An Eligible Employee shall be deemed to remain an Eligible Employee throughout any period of military service, if such Employee returns to active employment with a member of the Affiliated Group while his or her reemployment rights are protected by law. An individual's status as an Eligible Employee shall be determined by the Company in its sole discretion and such determination shall be conclusive and binding on all persons.

          (k) "Employee" means any individual employed by any member of the Affiliated Group.

          (l) "ERISA" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

          (m) "Funds" means, to the extent applicable, one or more of the eight investment funds described in Section 7(a).

          (n) "Investment Manager" means a person who is appointed by the Company to direct the investment and reinvestment of all or any part of the Trust Fund pursuant to Section 13(b), whether or not such person is an "investment manager" as such term is defined in section 3(38) of ERISA.

          (o) "Loan Account" means the account established for a Participant under Section 11(d) from which all loan amounts are disbursed to the Participant and to which are credited all payments in satisfaction of the Participant's loan obligations to the Plan.

          (p) "Participant" means any individual who is accruing benefits under the Plan or who is receiving or entitled to receive benefits under the Plan. "Participant" shall also include an alternate payee for whom a separate account is established.

          (q) "Participating Company" means the Company and each member of the Affiliated Group which has been designated as a Participating Company by the Company and which has accepted such designation by action of its board of directors.

          (r) "Payday" means the sixth (6th) and twenty-first (21st) day of each month or the Company's last business day immediately preceding such dates.

          (s) "Plan" means the Hewlett-Packard Company Tax Saving Capital Accumulation Plan, as set forth herein and as it may be amended from time to time.

          (t) "Plan Benefit" means the benefit payable to a Participant or Beneficiary, determined under Section 9.

          (u) "Plan Year" means each consecutive twelve (12) month period commencing August 1 and ending July 31.

          (v) "Profits" means (i) the consolidated earnings of the Participating Companies for a fiscal year of the Company, before Federal and foreign taxes but after state income and franchise taxes, plus (ii) the accumulated earnings of the Participating Companies. For this purpose, consolidated earnings shall be adjusted to not take into account:

          (i) Cash dividends received from subsidiaries which are not Participating Companies;

         (ii)  Earnings of subsidiaries which are not Participating Companies;

        (iii) Extraordinary non-recurring or non-operating items, as defined by management; and

         (iv)  Cash profit-sharing expenses of the Participating Companies.

          (w) "Quarter" means a fiscal quarter ending January 31, April 30, July 31 or October 31, as appropriate.

          (x) "Regular Company Contributions" means amounts contributed to the Plan on behalf of Participants pursuant to Section 4.

          (y) "Regular Company Contribution Accounts" means, to the extent applicable to a Participant, one or more of the Regular Company Contribution Short Term Income Account, the Regular Company Contribution Bond Account, the Regular Company Contribution Equity Index Account, the Regular Company Contribution Growth and Income Account, the Regular Company Contribution Magellan Account, the Regular Company Contribution Contrafund Account and the Regular Company Contribution Stock Account, to which the Regular Company Contributions made on the Participant's behalf are credited.

          (z) "Rollover Accounts" means, to the extent applicable to a Participant, one or more of the Rollover Short Term Income Account, the Rollover Bond Account, the Rollover Equity Index Account, the Rollover Growth and Income Account, the Rollover Magellan Account, the Rollover Contrafund Account and the Rollover Stock Account established pursuant to Section 12(l) or 12(m), to which the Participant's rollover or transfer contributions are credited.

          (aa) "Stock" means the common stock of Hewlett-Packard Company, par value one dollar ($1).

          (ab) "Subsidiary" means any corporation with respect to which the Company, one or more Subsidiaries, or the Company together with one or more Subsidiaries own not less than eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote or not less than eighty percent (80%) of the total value of all shares of all classes of stock. For purposes of
Section 5, the phrase "more than fifty percent

(50%)" shall be substituted for the phrase "not less than eighty percent (80%)" wherever the latter phrase occurs in the preceding sentence.

          (ac) "TABS" means the Company's telephone-activated benefits system. To the extent an individual is unable to use TABS, as determined by the Company, TABS shall refer to the method of communication prescribed by the Company.

          (ad) "Trust Agreement" means that certain trust agreement made as of August 1, 1991, by and between the Company and Fidelity Management Trust Company, as it may be amended from time to time, providing for the receipt and investment of contributions under the Plan, and any successor or additional trust agreement between the Company and a Trustee or Trustees. To the extent not inconsistent, the terms of the Trust Agreement are incorporated herein by reference.

          (ae) "Trustee" means Fidelity Management Trust Company, and any successor or additional trustee or trustees appointed pursuant to the Trust Agreement.

          (af) "Trust Fund" means the trust fund established pursuant to the Trust Agreement.

          (ag) "Trust" means the trust established by the Trust Agreement.

          (ah) "Valuation Date" means each business day the New York Stock Exchange is open.

          SECTION 19.  EXECUTION.
          ------- --   ---------

          To record the amendment and restatement of the Plan to read as set forth herein, the Company has caused its authorized officer to affix the Company's name and seal hereto this ____ day of ________, 1993 effective as of November 1, 1993 (unless otherwise noted herein).



                                       HEWLETT-PACKARD COMPANY


                                       By-------------------------------
                                                 Robert P. Wayman
                                             Executive Vice President
                                            Finance and Administration

                                   APPENDIX A
                                   ----------
                              TOP-HEAVY PROVISIONS
                              --------------------

          (a) Determination of Top-Heavy Status. Notwithstand-ing any other provisions of the Plan to the contrary, the following provisions shall become effective for any Plan Year in which the Plan is a "Top-Heavy Plan." The Plan shall be con-sidered a Top-Heavy Plan for a Plan Year if, as of the Determi-nation Date for such Plan Year, the Top-Heavy Ratio for the Aggregation Group exceeds 60 percent.

          (b) Minimum Allocations. Notwithstanding any other provision of the Plan to the contrary, for any Plan Year during which the Plan is a Top-Heavy Plan, Regular Company Contributions allocated on behalf of any participant who is employed on the last day of the Plan Year and who is not a Key Employee shall not be less than a percentage of the Participant's Total Compensation (as defined in Section 5 of the Plan) equal to the lesser of (A) three percent, or
(B) the percentage equal to the largest percentage that any Key Employee for that Plan Year receives of Regular Company Contributions and Deferred Contributions allocated on behalf of that Key Employee's Total Compensation for that Plan Year as limited by (c) below.

          (c) Compensation Limitation. For any Plan Year in which the Plan is a Top-Heavy Plan, the compensation limitation described in section 401(a)(17) of the Code shall apply, as such amount may be adjusted by the Secretary of the Treasury from time to time.

          (d) Impact on Maximum Benefits. For any Plan Year in which the Plan is a Top-Heavy Plan or Super Top-Heavy Plan, the number "1.00" shall be substituted for the number "1.25" wherever it appears in section 415(e)(2) and
(3) of the Code; provided, however, that such substitution shall not have the effect of reducing any benefit accrued under the Hewlett-Packard Company Retirement Plan prior to the first day of the Plan Year in which this provision becomes applicable.

          (e) Definitions. For purposes of this Appendix A, the following definitions shall apply:

          (i) "Aggregation Group" means a group of qualified plans consisting of:

               (A) Each plan of the Affiliated Group in which a Key Employee participates; and each other plan of the Affiliated Group which enables any plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) and 410 of the Code; or

               (B) All plans of the Affiliated Group included under (A) above plus, at the election of the Company, one or more additional plans of the Affiliated Group that satisfy the requirements of sections 401(a)(4) and 410 of the Code when considered together with the plans included under (A) above.

         (ii) "Determination Date" means the last day of the preceding Plan Year. The Valuation Date applicable to such Determination Date shall be the Valuation Date coinciding with or immediately preceding such Determination Date.

        (iii) "Key Employee" means a key employee as defined by section 416(i) of the Code and the regulations thereunder.

         (iv) "Super Top-Heavy Plan" means a Top-Heavy Plan for which the Top-Heavy Ratio exceeds 90 percent.

          (v) "Top-Heavy Ratio" means the top-heavy ratio of the Aggregation Group as computed in accordance with section 416(g) of the Code and the regulations thereunder.

     Capitalized terms used in this Appendix A that are not defined herein shall have the same meaning as those terms do in the Plan.

                                   APPENDIX B

                          LIMITATIONS ON CONTRIBUTIONS

                               TABLE OF CONTENTS
                               -----------------

                                                                    Page
                                                                    ----

APPENDIX B - LIMITATIONS ON CONTRIBUTIONS...........................   1

SECTION 1.  DEFINITIONS.............................................   1

     (a)    "Aggregate 401(k) Contributions"........................   1
     (b)    "Aggregate 401(m) Contributions"........................   1
     (c)    "Excess Aggregate Contributions"........................   2
     (d)    "Excess Contributions"..................................   2
     (e)    "Excess Deferrals"......................................   2
     (f)    "Family Member".........................................   2
     (g)    "Highly Compensated Employee"...........................   2
     (h)    "Highly Compensated Former Employee"....................   4
     (i)    "Nonhighly Compensated Employee"........................   4
     (j)    "Section 414(s) Compensation"...........................   5
     (k)    "Top-Paid Group"........................................   7
     (l)    "Total Compensation"....................................   7

SECTION 2.  DEFERRAL AND AVERAGE DEFERRAL PERCENTAGE LIMITATIONS....   9
     (a)    Return of Excess Deferrals..............................   9
     (b)    Average Deferral Percentage Limitation..................  10
     (c)    Allocation of Excess Contributions to Highly Compensated
            Employees...............................................  11
     (d)    Distribution of Excess Contributions....................  12
     (e)    Qualified Regular Company Contributions.................  12
     (f)    Corrective Qualified Nonelective Contributions..........  12
     (g)    Special Rules...........................................  13

SECTION 3.  AVERAGE CONTRIBUTION PERCENTAGE LIMITATIONS.............  16
     (a)    Average Contribution Percentage Limitation..............  16
     (b)    Allocation of Excess Aggregate Contributions to Highly
            Compensated Employees...................................  17
     (c)    Distribution of Excess Aggregate Contributions..........  17
     (d)    Use of Deferred Contributions...........................  18
     (e)    Corrective Qualified Nonelective Contributions..........  18
     (f)    Special Rules...........................................  18

SECTION 4.  MULTIPLE-USE LIMITATIONS................................  21
     (a)    Applicability of the Multiple-Use Limitation............  21
     (b)    Multiple-Use Limitation.................................  21
     (c)    Correction of Multiple-Use Limitation...................  22

                                   APPENDIX B
                                   ----------

                          LIMITATIONS ON CONTRIBUTIONS
                          ----------------------------

SECTION 1.  DEFINITIONS
- ---------   -----------

  (a) "Aggregate 401(k) Contributions" means, for any Plan Year, the sum of the following: (i) the Participant's Deferred Contributions for the Plan Year; (ii) the Regular Company Contributions allocated to the Participant's Accounts as of a date within the Plan Year, to the extent that such Regular Company Contributions are aggregated with Deferred Contributions pursuant to Section 2(e) of this Appendix B; and (iii) the Qualified Nonelective Contributions allocated to the Participant's Accounts as of a date within the Plan Year, to the extent that such Qualified Nonelective Contributions are aggregated with Deferred Contributions pursuant to Section 2(f) of this Appendix B.

  (b) "Aggregate 401(m) Contributions" means, for any Plan Year, the sum of the following: (i) the Regular Company Contributions allocated to the Participant's Accounts as of a date within the Plan Year; (ii) the Participant's Deferred Contributions for the Plan Year, to the extent that such Deferred Contributions are aggregated with Regular Company Contributions pursuant to Section 3(d) of this Appendix B; and (iii) the Qualified Nonelective Contributions allocated to the Participant's Accounts as of a date within the Plan Year, to the extent that such Qualified Nonelective Contributions are aggregated with Regular Company Contributions pursuant to Section 3(e) of this Appendix B.

  (c) "Excess Aggregate Contributions" means the amount by which the Aggregate 401(m) Contributions of Highly Compensated Employees are reduced pursuant to
Section 3(c) of this Appendix B.

  (d) "Excess Contributions" means the amount by which the Aggregate 401(k) Contributions of Highly Compensated Employees are reduced pursuant to Section 2(d) of this Appendix B.

  (e) "Excess Deferrals" means the amount of a Participant's Deferred Contributions distributed to the Participant pursuant to Section 2(a) of this Appendix B.

  (f) "Family Member," for purposes of this Appendix B, means an individual's spouse, lineal ascendants and descendants, and the spouses of such lineal ascendants and descendants.

  (g) "Highly Compensated Employee" for any Plan Year means any active Employee who, during the look-back year:

    (i) Received Total Compensation of more than $75,000 (or such larger amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment);

    (ii) Received Total Compensation of more than $50,000 (or such larger amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment) and was a member of the Top-Paid Group; or

    (iii) Was an officer of a member of the Affiliated Group and received Total Compensation of more than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code.

The term 'Highly Compensated Employee' also includes: (A) Employees who are both described in the preceding sentence if the term 'determination year' is substituted for the term 'look-back year' and the Employee is one of the 100 Employees who received the most Total Compensation from members of the Affiliated Group during the determination year; and (B) Employees who are five-percent owners at any time during the look-back year or determination year. If no officer has satisfied the Total Compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

  If an Employee is, during a determination year or look-back year, a Family Member of either a five-percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Total Compensation paid during such year, then the Family Member and the five-percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and the five-percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions and benefits of the Family Member and five-percent owner or top-ten Highly Compensated Employee.

  For purposes of this Section 1(g), the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year.

  The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the Top-Paid Group, the top 100 Employees, the number of Employees treated as officers, the Total Compensation that is considered and whether the simplified method for determining who is a Highly Compensated Employee will be used, will be made in accordance with section 414(q) of the Code and regulations thereunder.

  (h) "Highly Compensated Former Employee" means a former Employee who separated from service (or is deemed to have separated) prior to the determination year, performs no service for any member of the Affiliated Group during the determination year, and was a Highly Compensated Employee as an active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday. The determination of who is a Highly Compensated Former Employee will be made in accordance with section 414(q) of the Code and regulations thereunder.

  (i) "Nonhighly Compensated Employee" for any Plan Year means any active Employee who is not a Highly Compensated Employee.

  (j) "Section 414(s) Compensation" means, at the discretion of the Company, any one of the following definitions of compensation received by an Employee from member of the Affiliated Group during the portion of the Plan Year that the Employee is a Participant or is eligible to become a Participant in the Plan:

    (i) Compensation as defined in Treasury Regulation section 1.415-2(d) or any successor thereto;

    (ii) "Wages" as defined in section 3401(a) of the Code for purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code);

    (iii) "Wages" as defined in section 3401(a) of the Code for purposes of income tax withholding at the source, plus all other payments of compensation reportable under Code sections 6041(d), 6051(a)(3) and 6052 and the regulations thereunder, determined without regard to any rules that limit such Wages or reportable compensation based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(23) of the Code), and modified, at the election of the Company, to exclude amounts paid or reimbursed for the Employee's moving expenses, to the extent it is reasonable to believe that these amounts are deductible by the Employee under section 217 of the Code;

    (iv) Any of the definitions of Section 414(s) Compensation set forth in Subsections (i), (ii), and (iii) above, reduced by all of the following items (even if includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits;

    (v) Any of the definitions of Section 414(s) Compensation set forth in Subsections (i), (ii), (iii), and (iv) above, modified to include any elective contributions made by a member of the Affiliated Group on behalf of the Employee that are not includable in gross income under section 125, 402(a)(8), 402(h) or 403(b) of the Code; or

    (vi) Any reasonable definition of compensation that does not by design favor Highly Compensated Employees and that satisfies the nondiscrimination requirement set forth in Treasury Regulation section 1.414(s)-1(d)(2) or the successor thereto.

Any definition of Section 414(s) Compensation shall be used consistently to define the compensation of all Employees taken into account in satisfying the requirements of an applicable provision of this Appendix B for the relevant determination period. For purposes of applying the limitations set forth in Sections 2, 3 and 4 of this Appendix B, Section 414(s) Compensation shall not include compensation paid to an Employee for a Plan Year in excess of such amount as may be specified in Code section 401(a)(17), as such amount may be adjusted by the Secretary of the Treasury from time to time.

  (k) "Top-Paid Group" for any Plan Year means the top 20 percent (in terms of Total Compensation) of all Employees of the Affiliated Group, excluding the following:

    (i) Any Employee covered by a collective bargaining agreement who is not an Eligible Employee;

    (ii) Any Employee who is a nonresident alien with respect to the United States who receives no income with a source within the United States from a member of the Affiliated Group;

    (iii) Any Employee who has not completed at least 500 Hours of Service during any six-month period at the end of the Plan Year;

    (iv) Any Employee who normally works less than 17 1/2 hours per week;

    (v) Any Employee who normally works no more than six months during any year; and

    (vi) Any Employee who has not attained the age of 21 at the end of the Plan Year."

  (l) "Total Compensation" means, at the discretion of the Company, consistently applied, one of the definitions of compensation described in subparagraphs (i),
(ii) or (iii) of subsection (j) of this Section 1, plus amounts deferred but not refunded under a cafeteria plan, as such term is defined in section 125(c) of the Code and under a plan, including this Plan, qualified under section 401(k) of the Code.

  Capitalized terms used in this Appendix B that are not defined herein shall have the same meaning as those terms do in the Plan.

SECTION 2.  DEFERRAL AND AVERAGE DEFERRAL PERCENTAGE LIMITATIONS
- ---------   ----------------------------------------------------

  (a) Return of Excess Deferrals. The aggregate Deferred Contributions of any Participant for any calendar year to the Plan (and any plans maintained by the Affiliated Group), shall not exceed the amount determined under section 402(g)(1) of the Code. In the event that the aggregate Deferred Contributions of any Participant for any calendar year, together with any other elective deferrals (within the meaning of section 402(g)(3) of the Code) under all plans, contracts or arrangements of the Affiliated Group, exceed $7,000 (or such larger amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment), then the Participant may designate all or a portion of such Excess Deferrals as attributable to this Plan and may request a refund of such portion by notifying the Company in writing as soon as practicable following the close of such calendar year. If timely notice is received by the Company, then such portion of the Excess Deferrals, and any income or loss allocable to such portion, shall be refunded to the Participant not later than the April 15 next following the close of such calendar year. If the Participant fails to request a distribution of Excess Deferrals, the Company shall be deemed to have notice of the Excess Deferrals and shall designate one or more plans maintained by a member of the Affiliated Group from which the refund of Excess Deferral and allocable income or loss shall be made. Such refunds shall be made no later than April 15 next following the close of such calendar year.

  In the event that the aggregate Deferred Contributions of any Participant for any calendar year, together with any other elective deferrals (within the meaning of section 402(g)(3) of the Code) under all plans, contracts or arrangements including those not maintained by the Affiliated Group, exceed $7,000 (or such larger amount as may be adopted by the Commissioner of Internal Revenue to reflect a cost-of-living adjustment), then the Participant may designate all or a portion of such Excess Deferrals as attributable to this Plan
and may     request a refund of such portion by notifying the Employer in writing on or before the March 1 next following the close of such calendar year. If timely notice is received by the Employer, then such portion of the Excess Deferrals, and any income or loss allocable to such portion, shall be refunded to the Participant not later than the April 15 next following the close of such calendar year.

  (b) Average Deferral Percentage Limitation. The Plan shall satisfy the average deferral percentage test, as provided in section 401(k)(3) of the Code and section 1.401(k)-1 of the regulations issued thereunder. Subject to the special rules described in Section 2(g) of this Appendix B, the Aggregate 401(k) Contributions of Highly Compensated Employees shall not exceed the limits described below:

    (i) An Actual Deferral Percentage shall be determined for each individual who, at any time during the

  Plan Year, is a Participant (including a suspended Participant) or is eligible to participate in the Plan, which Actual Deferral Percentage shall be the ratio, computed to the nearest one-hundredth of one percent, of the individual's Aggregate 401(k) Contributions for the Plan Year to the individual's Section 414(s) Compensation for the Plan Year;

    (ii) The Actual Deferral Percentages (including zero percentages) of Highly Compensated Employees and Nonhighly Compensated Employees shall be separately averaged to determine each group's Average Deferral Percentage; and

    (iii) The Aggregate 401(k) Contributions of Highly Compensated Employees shall constitute Excess Contributions and shall be reduced, pursuant to Sections 2(c) and 2(d) of this Appendix B, to the extent that the Average Deferral Percentage of Highly Compensated Employees (A) exceeds 125 percent of the Average Deferral Percentage of Nonhighly Compensated Employees or (B) exceeds the lesser of (1) 200 percent of the Average Deferral Percentage of Nonhighly Compensated Employees or (2) the Average Deferral Percentage of Nonhighly Compensated Employees plus two percentage points.

  (c) Allocation of Excess Contributions to Highly Compensated Employees. Any Excess Contributions for a Plan Year shall be allocated to Highly Compensated Employees by use of a leveling process, whereby the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral

Percentage is reduced to the extent required to (i) eliminate all Excess Contributions or (ii) cause such Highly Compensated Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next-highest Actual Deferral Percentage. Such leveling process shall be repeated until all Excess Contributions for such Plan Year are allocated to Highly Compensated Employees.

  (d) Distribution of Excess Contributions. Excess Contributions allocated to Highly Compensated Employees for the Plan Year pursuant to Section 2(c) of this Appendix B, together with any income or loss allocable to such Excess Contributions, shall be distributed to such Highly Compensated Employees not later than 2 1/2 months following the close of such Plan Year, if possible, but in no event later than the close of the following Plan Year. Any Deferred Contributions distributed pursuant to this Section 2(d) shall not be included in the Deferred Contributions that attract a Regular Company Contribution under
Section 4 of the Plan.

  (e) Qualified Regular Company Contributions. The Company, in its sole discretion, may include all or a portion of the Regular Company Contributions for a Plan Year in Aggregate 401(k) Contributions taken into account in applying the Average Deferral Percentage limitation described in Section 2(b) of this Appendix B for such Plan Year, provided that the requirements of Treasury Regulation section 1.401(k)-1(b)(5) are satisfied.

  (f) Corrective Qualified Nonelective Contributions. In order to satisfy (or partially satisfy) the Average Deferral

Percentage limitation described in Section 2(b) of this Appendix B, the Average Contribution Percentage limitation described in Section 3(a) of this Appendix B or the multiple-use limitation described in Section 4(b) of this Appendix B (or more than one of such limitations), the Company, in its sole discretion, may make a Qualified Nonelective Contribution to the Plan. Any such Qualified Nonelective Contribution shall be allocated, in a manner determined by the Company, to the Accounts of such Nonhighly Compensated Employees as the Company selects. Qualified Nonelective Contributions shall be paid to the Trustee as soon as reasonably practicable following the close of the Plan Year and shall be allocated to the Accounts of Nonhighly Compensated Employees as of the last day of the Plan Year. In all other respects, the contribution, allocation, investment, vesting and distribution of Qualified Nonelective Contributions shall be governed by the provisions of the Plan concerning Regular Company Contributions. The Company, in its sole discretion, may include all or a portion of the Qualified Nonelective Contributions for a Plan Year in the Aggregate 401(k) Contributions taken into account in applying the Average Deferral Percentage limitation described in Section 2(b) of this Appendix B for such Plan Year, provided that the requirements of Treasury Regulation section 1.401(k)-1(b)(5) are satisfied.

  (g) Special Rules. The following special rules shall apply for purposes of this Section 2:

    (i) For purposes of applying the limitation described in Section 2(a) of this Appendix B, Deferred

  Contributions taken into account for the calendar year for any Participant shall not include any Excess Contributions previously distributed to such Participant for the Plan Year ending within such calendar year;

    (ii) For purposes of applying the limitation described in Section 2(b) of this Appendix B, the Aggregate 401(k) Contributions taken into account for the Plan Year for any Participant shall not include any Excess Deferrals previously distributed to such Participant for the calendar year ending with such Plan Year;

    (iii) For purposes of applying the limitation described in Section 2(b) of this Appendix B, the Actual Deferral Percentage of any Highly Compensated Employee who is eligible to make Deferred Contributions and to make elective deferrals (within the meaning of section 402(g)(3) of the Code) under any other plans, contracts or arrangements of the Affiliated Group shall be determined as if all such Deferred Contributions and elective deferrals were made under a single arrangement;

    (iv) In the event that this Plan is aggregated with one or more other plans in order to satisfy the requirements of sections 401(a)(4), 401(k) or 410(b) of the Code, then all such aggregated plans, including the Plan, shall be treated as a single plan for all purposes under all such Code sections (except for purposes of the average benefit percentage provisions of section 410(b)(2)(A)(ii) of the Code);

    (v) The Actual Deferral Percentage of any of the 10 most highly compensated Highly Compensated Employees or any five-percent owner shall be determined by combining the Aggregate 401(k) Contributions and Section 414(s) Compensation of such top-10 Highly Compensated Employee or five- percent owner with the Aggregate 401(k) Contributions and Section 414(s) Compensation of any Employees who are Family Members of such top-10 Highly Compensated Employee or five-percent owner;

    (vi) Any Excess Contributions of any of the 10 most highly compensated Highly Compensated Employees or five-percent owner affected by the family-aggregation rules described in Subsection (v) of this Section 2(g) shall be allocated among the individuals in each family aggregation group in proportion to the Aggregate 401(k) Contributions of each such individual; and

    (vii) Income (and loss) allocable to Excess Contributions for the Plan Year and for the period between the end of the Plan Year and the date of distribution of such Excess Contributions shall be determined pursuant to Proposed Treasury Regulation section 1.401(k)-1(f)(4) or the successor thereto.

SECTION 3.  AVERAGE CONTRIBUTION PERCENTAGE LIMITATIONS
- ---------   -------------------------------------------

  (a) Average Contribution Percentage Limitation. The Plan shall satisfy the average contribution percentage test, as provided in section 401(m)(2) of the Code and section 1.401(m)-1 of the regulations issued thereunder. Subject to the special rules described in Section 3(f) of this Appendix B, the Aggregate 401(m) Contributions of Highly Compensated Employees shall not exceed the limits described below:

    (i) An Actual Contribution Percentage shall be determined for each individual who, at any time during the Plan Year, is a Participant (including a suspended Participant) or is eligible to participate in the Plan, which Actual Contribution Percentage shall be the ratio, computed to the nearest one-hundredth of one percent, of the individual's Aggregate 401(m) Contributions for the Plan Year to the individual's Section 414(s) Compensation for the Plan Year;

    (ii) The Actual Contribution Percentages (including zero percentages) of Highly Compensated Employees and Nonhighly Compensated Employees shall be separately averaged to determine each group's Average Contribution Percentage; and

    (iii) The Aggregate 401(m) Contributions of Highly Compensated Employees shall constitute Excess Aggregate Contributions and shall be reduced, pursuant to Sections 3(b) and 3(c) of this Appendix B, to the extent that the

  Average Contribution Percentage of Highly Compensated Employees (i) exceeds 125 percent of the Average Contribution Percentage of Nonhighly Compensated Employees or (ii) exceeds the lesser of (A) 200 percent of the Average Contribution Percentage of Nonhighly Compensated Employees or (B) the Average Contribution Percentage of Nonhighly Compensated Employees plus two percentage points.

  (b) Allocation of Excess Aggregate Contributions to Highly Compensated Employees. Any Excess Aggregate Contributions for a Plan Year shall be allocated to Highly Compensated Employees by use of a leveling process, whereby the Actual Contribution Percentage of the Highly Compensated Employee with the highest Actual Contribution Percentage is reduced to the extent required to (i) eliminate all Excess Aggregate Contributions or (ii) cause such Highly Compensated Employee's Actual Contribution Percentage to equal the Actual Contribution Percentage of the Highly Compensated Employee with the next-highest Actual Contribution Percentage. Such leveling process shall be repeated until all Excess Aggregate Contributions for such Plan Year are allocated to Highly Compensated Employees.

  (c) Distribution of Excess Aggregate Contributions. Excess Aggregate Contributions allocated to Highly Compensated Employees for the Plan Year pursuant to Section 3(b) of this Appendix B, together with any income or loss allocable to such Excess Aggregate Contributions, shall be distributed to such Highly Compensated Employees not later than 2 1/2 months following the close of such Plan Year, if possible, but in no event later than the close of the following Plan Year.

  (d) Use of Deferred Contributions. The Company, in its sole discretion, may include all or a portion of the Deferred Contributions for a Plan Year in Aggregate 401(m) Contributions taken into account in applying the Average Contribution Percentage limitation described in Section 3(a) of this Appendix B for such Plan Year, provided that the requirements of Treasury Regulation section 1.401(m)-1(b)(5) are satisfied.

  (e) Corrective Qualified Nonelective Contributions. The Company, in its sole discretion, may include all or a portion of the Qualified Nonelective Contributions made pursuant to Section 2(f) of this Appendix B for a Plan Year in Aggregate 401(m) Contributions taken into account in applying the Average Contribution Percentage limitation described in Section 3(a) of this Appendix B for such Plan Year, provided that the requirements of Treasury Regulation section 1.401(m)-1(b)(5) are satisfied.

  (f) Special Rules. The following special rules shall apply for purposes of this Section 3:

    (i) For purposes of applying the limitation described in Section 3(a) of this Appendix B, the Actual Contribution Percentage of any Highly Compensated Employee who is eligible to participate in the Plan and to make employee contributions or receive an allocation of matching contributions (within the meaning of section 401(m)(4)(A) of the Code) under any other plans, contracts or arrangements of the Affiliated Group shall be determined as if Regular Company Contributions allocated to such Highly Compensated Employee's Accounts and all such employee contributions and matching contributions were made under a single arrangement;

    (ii) In the event that this Plan is aggregated with one or more other plans in order to satisfy the requirements of Code section 401(a)(4), 401(m) or 410(b), then all such aggregated plans, including the Plan, shall be treated as a single plan for all purposes under all such Code sections (except for purposes of the average benefit percentage provisions of Code section 410(b)(2)(A)(ii));

    (iii) The Actual Contribution Percentage of any of the 10 most highly compensated Highly Compensated Employees or any five-percent owner shall be determined by combining the Aggregate 401(m) Contributions and Section 414(s) Compensation of such top-10 Highly Compensated Employee or five- percent owner with the Aggregate 401(m) Contributions and Section 414(s) Compensation of any Employees who are Family Members of such top-10 Highly Compensated Employee or five-percent owner;

    (iv) Any Excess Aggregate Contributions of any of the 10 most highly compensated Highly Compensated Employees or five-percent owner affected by the family-aggregation rules described in Subsection (iii) of this Section 3(f) shall be allocated among the individuals in each family aggregation group in proportion to the Aggregate 401(m) Contributions of each such individual; and

    (v) Income (and loss) allocable to Excess Aggregate Contributions for the Plan Year and for the period between the end of the Plan Year and the date of distribution of such Excess Aggregated Contributions shall be determined pursuant to Proposed Treasury Regulation section 1.401(m)- 1(e)(3) or the successor thereto.

SECTION 4.  MULTIPLE-USE LIMITATIONS
- ---------   ------------------------

  (a) Applicability of the Multiple-Use Limitation. The limitation described in this Section 4 shall apply only if, for a Plan Year, after the limitations of Sections 2 and 3 of this Appendix B are applied:

    (i) The Average Deferral Percentage of Highly Compensated Employees (A) exceeds 125 percent of the Average Deferral Percentage of Nonhighly Compensated Employees, but (B) does not exceed the lesser of (1) 200 percent of the Average Deferral Percentage of Nonhighly Compensated Employees or (2) the Average Deferral Percentage of Nonhighly Compensated Employees plus two percentage points; and

    (ii) The Average Contribution Percentage of Highly Compensated Employees (A) exceeds 125 percent of the Average Contribution Percentage of Nonhighly Compensated Employees, but (B) does not exceed the lesser of (1) 200 percent of the Average Contribution Percentage of Nonhighly Compensated Employees or
  (2) the Average Contribution Percentage of Nonhighly Compensated Employees plus two percentage points.

  (b) Multiple-Use Limitation. The sum of the Average Deferral Percentage and Average Compensation Percentage of Highly Compensated Employees shall not exceed the greater of (i) or (ii) below.

    (i) This limit equals the sum of:

      A. 1.25 times the greater of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees; and

      B. The lesser of (1) 200 percent of the lesser of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees, or (2) the lesser of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees plus two percentage points.

    (ii) This limit equals the sum of:

      A. 1.25 times the lesser of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees; and

      B. The lesser of (1) 200 percent of the greater of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees, or (2) the greater of the Average Deferral Percentage or Average Contribution Percentage of Nonhighly Compensated Employees plus two percentage points.

  (c) Correction of Multiple-Use Limitation. To the extent necessary, the limitation of Section 4(b) of this Appendix B shall be satisfied by one or more of the following methods: (i) the allocation of corrective Qualified Nonelective Contributions in the manner set forth in Sections 2(f) or 3(e) of this Appendix B, or (ii) the distribution of Aggregate 401(k)

Contributions (and income or loss allocable thereto) to Highly Compensated Employees in the manner set forth in Sections 2(c) and 2(d) of this Appendix B, followed by the distribution of Aggregate 401(m) Contributions (and income or loss allocable thereto) to Highly Compensated Employees in the manner set forth in Sections 3(b) and 3(c) of this Appendix B.

                                   APPENDIX C
                                   ----------
                             AVANTEK PARTICIPATION
                             ---------------------

          Avantek Plan Distributions. If a Participant's Plan Benefit consists in whole or part of amounts subject to section 417 of the Code that were transferred into the Plan in a trustee-to-trustee transfer from the Avantek Plan, the following distribution rules shall apply to the entire Plan Benefit in
lieu of those provided by the Plan.    Section 9 of the Plan shall also apply,
except to the extent it is inconsistent with these provisions:

          (a) Rollover Accounts. A Participant who has one or more Rollover Accounts consisting of rollover contributions transferred to the Plan in a trustee-to-trustee transfer from the Avantek Plan in 1992 may make reinvestment elections pursuant to Subsection 7(c) of the Plan. Such a Participant may also at any time withdraw from such Accounts any amount which does not exceed the balance in such Accounts as of any Valuation Date. A Participant who wishes to make a withdrawal under Subsection (a) of this Appendix C shall file an election with the Company in the prescribed manner.

          (b) Payment of Withdrawals; Limitations. All withdrawals under this Subsection (b) shall be paid in cash as soon as reasonably practicable after a request has been received (unless such request is denied by the Company). In the case of a married Participant, a requested withdrawal shall not be paid unless the Participant's spouse has consented in writing to the payment of such withdrawal in the form of a lump sum (instead of a Qualified Joint and Survivor Annuity). The spouse's consent shall be given within the 90-day period preceding payment of the withdrawal.

          (c) Time of Distribution: General Rules. A Participant's Plan Benefit shall be distributed to him or her on or about the date that he or she has elected. Within the 60-day period commencing 90 days before the Annuity Starting Date, the Company shall provide to each Participant the written explanation of his or her distribution options (including his or her right to defer receipt of the distribution) prescribed by the applicable regulations. The distribution election shall be made in the prescribed manner, and filed with the Company after the Participant has received such explanation. Where applicable, the distribution election shall include the written consent of the Participant to the distribution of his or her Plan Benefit before he or she attains age 65.

          (d) Normal Form of Distribution: Annuity Contract. A Participant's Plan Benefit shall be distributed in the form of a nontransferable immediate annuity, unless such Participant has elected the optional form of distribution described in Subsection (e) below. The forms of immediate annuity available shall include a "Qualified Joint and Survivor Annuity" (a monthly annuity which is actuarially equivalent to the Participant's Plan Benefit and which is payable for the joint lives of the Participant and his or her spouse, with 100 percent of such annuity continued for the life of the survivor), a single-life annuity and a term-certain annuity. In each case, the Participant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greatest of (i) the Participant's own lifetime, (ii) the Participant's own life expectancy, (iii) the lifetimes of the Participant and his or her Beneficiary or (iv) the life expectancies of the Participant and his or her Beneficiary. The present value of the amounts payable to the Participant shall be more than 50 percent of the present value of the Participant's entire Plan Benefit, unless the Plan Benefit is payable as a Qualified Joint and Survivor Annuity. All life expectancies and present values shall be determined not later than the date when payments commence. In the case of a married

     Participant who does not otherwise elect, the immediate annuity shall provide for payments in the form of a Qualified Joint and Survivor Annuity. In the case of an unmarried Participant who does not otherwise elect, the immediate annuity shall provide for payments in the form of a life annuity payable over the Participant's own lifetime only.

          (e) Optional Form of Distribution: Lump Sum. A Participant may elect to have his or her Plan Benefit distributed in the form of a single sum in cash.

          (f) Death of Participant Before Distribution. If a Participant dies before receiving his or her Plan Benefit, then such Participant's Beneficiary shall be entitled to receive such Plan Benefit. (Subsection 12(j) of the Plan provides that the surviving spouse of a married Participant shall be his or her Beneficiary, unless such Participant, with the spouse's consent, has otherwise elected prior to his or her death.) Upon the death of the Participant, the Beneficiary shall file an application for benefits with the Company in the prescribed manner. The Beneficiary may make the election that the Participant would have been entitled to make with respect to the form of the benefit. In the absence of an election of a form of benefit, a Plan Benefit payable to a

     Beneficiary shall be distributed in the form of a life annuity over the Beneficiary's lifetime. In each case, the Participant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greater of the Beneficiary's lifetime or the Beneficiary's life expectancy. The Beneficiary's life expectancy shall be determined not later than the date when payments commence. Payments shall commence on or about the date selected by the Beneficiary; provided, however, that such date shall not be later than (i) 12 months after the date of the Participant's death, if the Beneficiary is not the Participant's surviving spouse, or (ii) the latest date provided in Subsection 9(c) of the Plan, if the Beneficiary is the Participant's surviving spouse. Any election by a surviving spouse under this Subsection
     (f) shall be made only during the 90-day period preceding the Annuity Starting Date.

          (g) Election of Form of Distribution. An election of a form of annuity under Subsection (d) above or the optional form of distribution under Subsection (e) above shall be made in the manner prescribed by the Company. Such election may be made only during an election period consisting of the 90 consecutive days ending on the Participant's Annuity Starting Date. A Participant may revoke any election of a form of annuity or the optional form of distribution (without the consent of the Company) at any time prior to the end of such election period. If the Participant, having revoked a prior election, does not make another election within such election period, then his or her Plan Benefit shall be distributed in the form specified in Subsection (d) above. In the case of a married Participant, any election involving a waiver of the Qualified Joint and Survivor Annuity shall not take effect unless the Participant's spouse consents in writing to the election during such election period. Any spousal consent shall be in writing and shall be witnessed by a plan representative (if permitted by the Company) or by a notary public. The spousal consent shall acknowledge the effect of the Participant's action and shall specify the particular optional form of benefit being elected or the specific non-spouse Beneficiary being designated (including any class of Beneficiaries or any contingent Beneficiaries).

          (h) Information on Distribution Options. Within the 60-day period commencing 90 days before the Annuity Starting Date, the Company shall provide to each Participant (whether or not married) the explanation of the Qualified Joint and Survivor Annuity prescribed by the applicable regulations.

     Within the three-year period commencing with the first day of the Plan Year in which the Participant attains age 32 or within the one-year period commencing when he or she becomes a Participant (whichever ends later), the Company shall provide to each Participant the explanation of the qualified preretirement survivor annuity prescribed by the applicable regulations.
     In the case of a Participant who ceases to be an Employee before attaining age 35, the explanation of the qualified preretirement survivor annuity shall be provided not later than one year after the termination of employment.

          (i) Determination of Marital Status. Whether a Participant is married and the identity of his or her spouse (if any) shall be determined by the Company as of the earlier of (i) his or her Annuity Starting Date or
     (ii) the date of his or her death.

          (j) Withdrawals. Withdrawals under Subsections 10(a) and (b) of the Plan shall not be permitted by a married Participant unless the spousal consent requirements of Subsection 2(b) of this Appendix C are satisfied.

          (k) Loans. No loan shall be granted pursuant to Section 11 of the Plan to a married Participant unless the spouse of such Participant, in accordance with the requirements of Subsection 2(b) of this Appendix C, consents to the assignment of the Plan Benefit as security for repayment of the loan, and any actions the Company subsequently may take under Section 11 of the Plan.

          (l) Beneficiary. In the case of a married Participant, any designation of a person other than his or her spouse as the sole primary Beneficiary, if made before the first day of the Plan Year in which the Participant attains age 35, shall become invalid on such day. The Participant may make a new designation (with spousal consent) on or after such day. If the Participant dies on or after such day without having made a new designation, his or her spouse shall be the Beneficiary.

          A Beneficiary designation shall not be valid unless such designation is made on the Beneficiary designation form prescribed by the Company.

          (m) Contributions. For purposes of the Plan and this Appendix C, the term "Deferred Contributions" as it is defined in the Plan shall also include that portion of a Participant's Future Fund 4 Account attributable to Future Fund 4 Contributions under the

     Avantek Plan that were transferred into the Plan in a trustee-to-trustee transfer from the Avantek Plan and that portion of a Participant's Special Company Account under the Avantek Plan that was transferred into the Plan in a trustee-to-trustee transfer from the Avantek Plan. For purposes of the Plan and this Appendix C, the term "Regular Company Contributions" as it is defined in the Plan shall include that portion of a Participant's Future Fund 4 Account attributable to Company Matching Contributions under the Avantek Plan that were transferred into the Plan in a trustee-to-trustee transfer from the Avantek Plan.

          (n) Annuity Starting Date. For purposes of this Appendix C, the term "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity. If the amount payable is a single sum payment, the Annuity Starting Date is the date on which a properly completed claim for such benefit is filed under Section 15 of the Plan.

                                   APPENDIX D
                                   ----------
                               AOT PARTICIPATION
                               -----------------

     AOT Plan Distributions. If a Participant's Plan Benefit consists in whole or part of amounts subject to section 417 of the Code that were transferred into the Plan in a trustee-to-trustee transfer from the AOT 401(k) Salary Savings Plan (the "AOT Plan"), the following distribution rules shall apply to the entire Plan Benefit in lieu of those provided by the Plan. Section 9 of the Plan shall also apply, except to the extent it is inconsistent with these provisions:

          (a) Rollover Accounts. A Participant who has one or more Rollover Accounts consisting of rollover contributions transferred into the Plan in 1991 in a trustee-to-trustee transfer from the AOT Plan may make reinvestment elections pursuant to Subsection 7(c) of the Plan.

          (b) Time of Distribution: General Rules. A Participant's Plan Benefit shall be distributed to him or her on or about the date that he or she has elected. Within the 60-day period commencing 90 days before the Annuity Starting Date, the Company shall provide to each Participant the explanation of his or her distribution options (including his or her right to defer receipt of the distribution) prescribed by the applicable regulations. The distribution election shall be made in the prescribed manner and filed with the Company after he or she has received such explana-tion. Where applicable, the distribution election form shall include the written consent of the Partici-pant to the distribution of his or her Plan Benefit before he or she attains age 65.

          (c) Normal Form of Distribution: Lump Sum. A Participant's Plan Benefit shall be distributed in the form of a single lump sum in cash, unless such Par-ticipant has elected the optional form of distribution described in Subsection (d) below. Notwithstanding the foregoing, if a Participant is married his or her Plan Benefit will be paid in the form of a 50 percent "Qualified Joint and Survivor Annuity" (a monthly annuity which is actuarially equivalent to the Participant's Plan Benefit and which is payable for the joint lives of the Participant and his or her spouse, with 50 percent of such annuity continued for the life of the survivor), unless a Participant has elected a single lump sum under this Subsection
     (c) or an optional form of benefit under Subsection (d) of this Appendix D.

          (d) Optional Form of Distribution: Annuity Contract. A Participant may elect to have his or her Plan Benefit distributed in the form of a nontrans-ferable immediate annuity. The forms of immediate annuity available shall include a joint and survivor annuity with 50 percent of the annuity continued to the Participant's Beneficiary, a single-life annuity and a term-certain annuity. In each case, the Par-ticipant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greatest of (i) the Participant's own lifetime,
     (ii) the Participant's own life expectancy, (iii) the lifetimes of the Participant and his or her Beneficiary or (iv) the life expectancies of the Participant and his or her Beneficiary. The present value of the amounts payable to the Participant shall be more than 50 percent of the present value of the Participant's entire Plan Benefit, unless the Plan Benefit is payable as a Qualified Joint and Survivor Annuity. All life expectancies and present values shall be determined not later than the date when payments commence.

          (e) Death of Participant Before Distribution. If a Participant dies before receiving his or her Plan Benefit, then such Participant's Beneficiary shall be entitled to receive such Plan Benefit. (Subsection

     12(j) of the Plan provides that the surviving spouse of a married Participant shall be his or her Beneficiary, unless such Participant, with the spouse's consent, has otherwise elected prior to his or her death.) Upon the death of the Participant, the Beneficiary shall file an application for benefits with the Company in the prescribed manner. The Beneficiary may make the election that the Participant would have been entitled to make with respect to the form of the benefit. In the absence of an election of a form of benefit, a Plan Benefit payable to a Beneficiary shall be distributed in the form of a life annuity over the Beneficiary's lifetime. In each case, the Participant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greater of the Beneficiary's lifetime or the Beneficiary's life expectancy. The Beneficiary's life expectancy shall be determined not later than the date when payments commence. Payments shall commence on or about the date selected by the Beneficiary; provided, however, that such date shall not be later than (i) 12 months after the date of the Participant's death, if the Beneficiary is not the Participant's surviving spouse, or (ii) the latest date provided in Subsection 9(c) of the Plan if the Beneficiary is the Participant's surviving spouse. Any election by a surviving spouse under this Subsection (e) shall be made only during the 90-day period preceding the Annuity Starting Date.

          (f) Election of Form of Distribution. An election of a single lump sum distribution under Subsection (c) above or the optional form of distribu-tion under Subsection (d) above shall be made in the manner prescribed by the Company. Such election may be made only during an election period consisting of the 90 consecutive days ending on the Participant's Annuity Starting Date. A Participant may revoke any election of a form of annuity or the optional form of distribution (without the consent of the Company) at any time prior to the end of such election period. If the Participant, having revoked a prior election, does not make another election within such election period, then his or her Plan Benefit shall be distributed in the form specified in Subsection (c) above. In the case of a married Participant, any election involving a waiver of the Qualified Joint and Survivor Annuity shall not take effect unless the Participant's spouse consents in writing to the election during such election period. Any spousal consent shall be in writing and shall be witnessed by a plan representative (if permitted by the Company) or by a notary public. The spousal consent shall acknowledge the effect of the Participant's action and shall specify the particular optional form of benefit being elected or the specific non-spouse Beneficiary being designated (including any class of Beneficiaries or any contingent Beneficiaries).

          (g) Information on Distribution Options. Within the 60-day period commencing 90 days before the Annuity Starting Date, the Company shall provide to each Participant (whether or not married) the explana-tion of the Qualified Joint and Survivor Annuity prescribed by the applicable regulations. Within the three-year period commencing with the first day of the Plan Year in which the Participant attains age 32 or within the one-year period commencing when he or she becomes a Participant (whichever ends later), the Company shall provide to each Participant the explana-tion of the qualified preretirement survivor annuity prescribed by the applicable regulations. In the case of a Participant who ceases to be an Employee before attaining age 35, the explanation of the qualified preretirement survivor annuity shall be provided not later than one year after the termination of employment.

          (h) Determination of Marital Status. Whether a Participant is married and the identity of his or her spouse (if any) shall be determined by the Company as of the earlier of (i) his or her Annuity Starting Date or (ii) the date of his or her death.

          (i) Withdrawals. In the case of a married Participant, a requested withdrawal under Subsections 10(a) and (b) of the Plan shall not be paid unless the Participant's spouse has consented in writing to the payment of such withdrawal in the form of a lump sum (instead of a Qualified Joint and Survivor Annuity). The spouse's consent shall be given within the 90-day period preceding payment of the withdrawal.

          (j) Loans. No loan shall be granted pursuant to Section 11 of the Plan to a married Participant unless the spouse of such Participant, in accordance with the requirements of Subsection 1(i) of this Appendix D, consents to the assignment of the Plan Benefit as security for repayment of the loan, and any actions the Company subsequently may take under Section 11 of the Plan.

          (k) Beneficiary. In the case of a married Participant, any designation of a person other than his or her spouse as the sole primary Beneficiary, if made before the first day of the Plan Year in which the Participant attains age 35, shall become invalid on such day. The Participant may make a new designation (with spousal consent) on or after such day. If the Participant dies on or after such day without having made a new designation, his or her spouse shall be the Beneficiary.

          A Beneficiary designation shall not be valid unless such designation is made on the Beneficiary designation form prescribed by the Company.

          (l) Contributions. For purposes of the Plan and this Appendix D, the term "Deferred Contributions" as it is defined in the Plan shall also include any salary reduction contributions that were transferred into the Plan in a trustee-to-trustee transfer from the AOT Plan.

          (m) Annuity Starting Date. For purposes of this Appendix D, the term "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity. If the amount payable is a single sum payment, the Annuity Starting Date is the date on which a properly completed claim for such benefit is filed under Section 15 of the Plan.

                                   APPENDIX E
                                   ----------
                               CMS PARTICIPATION
                               -----------------

     CMS Plan Distributions. If a Participant's Plan Benefit consists in whole or part of amounts subject to section 417 of the Code that are merged into the Plan from the CMS Plan, the following distribution and withdrawal rules shall apply to the entire Plan Benefit in lieu of those provided by the Plan. The Plan's rules on distributions and withdrawals shall also apply, except to the extent they are inconsistent with these provisions:

          (a) Rollover Accounts. A Participant who has one or more Rollover Accounts consisting of rollover contributions that are merged into the Plan from the CMS Plan in 1993 may make reinvestment elections pursuant to Subsection 7(c) of the Plan. Such a Participant may also at any time withdraw from such Accounts any amount which does not exceed the balance in such Accounts as of any Valuation Date. A Participant who wishes to make a withdrawal under this Subsection (a) shall file an election with the Company in the prescribed manner.

          (b) Payment of Withdrawals; Limitations. All withdrawals under this Appendix E shall be paid in cash as soon as reasonably practicable after a request has been received (unless such request is denied by the Company). In the case of a married Participant, a requested withdrawal shall not be paid unless the Participant's spouse has consented in writing to the payment of such withdrawal in the form of a lump sum (instead of a Qualified Joint and Survivor Annuity). The spouse's consent shall be given within the 90-day period preceding payment of the withdrawal.

          (c) Time of Distribution: General Rules. A Participant's Plan Benefit shall be distributed to him or her on or about the date that he or she has elected. Within the 60-day period commencing 90 days before the Annuity Starting Date the Company shall provide to each Participant the explanation of his or her distribution options (including his or her right to defer receipt of the distribution) prescribed by the applicable regulations. The distribution election shall be made in the prescribed manner and filed with the Company after the Participant has received such explanation. Where applicable, the distribution election shall include the written consent of the Participant to the distribution of his or her Plan Benefit before he or she attains age 65.

          (d) Normal Form of Distribution: Annuity Contract. A Participant's Plan Benefit shall be distributed in the form of a nontransferable immediate annuity, unless such Participant has elected one of the optional forms of distribution described in Subsection (e) below. The forms of immediate annuity available shall include a Qualified Joint and Survivor Annuity and a single-life annuity. In each case, the Participant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greatest of (i) the Participant's own lifetime, or (ii) the lifetimes of the Participant and his or her spouse. In the case of a married Participant who does not otherwise elect, the immediate annuity shall provide for payments in the form of a Qualified Joint and Survivor Annuity. In the case of an unmarried Participant who does not otherwise elect, the immediate annuity shall provide for payments in the form of a life annuity payable over the Participant's own lifetime only.

          (e) Optional Forms of Distribution: Lump Sum or Installments. A Participant may elect to have his or her Plan Benefit distributed in the form of a single sum in cash. Alternatively, a Participant may elect to have his or her Plan Benefit distributed in the form of a series of substantially equal monthly, quarterly, semiannual or annual payments for a period not exceeding the life expectancy of the Participant or the life and last survivor expectancy of the Participant and his or her Beneficiary. The present value of the amounts payable to the Participant shall be more than 50 percent of the present value of the Participant's entire Plan Benefit, unless the Plan Benefit is payable as a Qualified Joint and Survivor Annuity. All life expectancies and present values shall be determined not later than the date when payments commence.

          (f) Death of Participant Before Distribution. If a Participant dies before receiving his or her Plan Benefit, then such Participant's Beneficiary shall be entitled to receive such Plan Benefit. (Subsection 12(j) of the Plan provides that the surviving spouse of a married Participant shall be his or her Benefi-ciary, unless such Participant, with the spouse's consent, has otherwise elected prior to his or her death.) Upon the death of the Participant, the Bene-ficiary shall file an application for benefits with the Company in the prescribed manner. The Beneficiary may make the election that the Participant would have been entitled to make with respect to the form of the benefit. In the absence of an election of a form of benefit, a Plan Benefit payable to a Beneficiary shall be distributed in the form of a life annuity over the Beneficiary's lifetime. Except in the case of installments, the Participant's entire Plan Benefit shall be distributed in substantially equal nonin-creasing payments over a period not exceeding the greater of the Beneficiary's lifetime or the Benefi-ciary's life expectancy. The Beneficiary's life expectancy shall be determined not later than the date when payments commence. Payments shall commence on or about the date selected by the Beneficiary; provided, however, that such date shall not be later than (i) 12 months after the date of the Participant's death, if the Beneficiary is not the Participant's surviving spouse, or (ii) the latest date provided in Subsection 9(c) of the Plan, if the Beneficiary is the Participant's surviving spouse. Any election by a surviving spouse under this Subsection (f) shall be made only during the 90-day period preceding the Annuity Starting Date.

          (g) Election of Form of Distribution. An elec-tion of a form of annuity under Subsection (d) above or one of the optional forms of distribution under Subsection (e) above shall be made in the manner pre-scribed by the Company. Such election may be made only during an election period consisting of the 90 consecutive days ending on the Participant's Annuity Starting Date. A Participant may revoke any election of a form of annuity or an optional form of distribution (without the consent of the Company) at any time prior to the end of such election period. If the Participant, having revoked a prior election, does not make another election within such election period, then his or her Plan Benefit shall be distributed in the form specified in Subsection (d) above. In the case of a married Participant, any election involving a waiver of the Qualified Joint and Survivor Annuity shall not take effect unless the Participant's spouse consents in writing to the election during such election period. Any spousal consent shall be in writing and shall be witnessed by a plan representa-tive (if permitted by the Company) or by a notary public. The spousal consent shall acknowledge the effect of the Participant's action and shall specify the particular optional form of benefit being elected or the specific non-spouse Beneficiary being desig-nated (including any class of Beneficiaries or any contingent Beneficiaries).

          (h) Information on Distribution Options. Within the 60-day period commencing 90 days before the Annuity Starting Date, the Company shall provide to each Participant (whether or not married) the written explanation of the Qualified Joint and Survivor Annuity prescribed by the applicable regulations. Within the three-year period commencing with the first day of the Plan Year in which the Participant attains age 32 or within the one-year period commencing when he or she becomes a Participant (whichever ends later), the Company shall provide to each Participant the explanation of the qualified preretirement sur-vivor annuity prescribed by the applicable regula-tions. In the case of a Participant who ceases to be an Employee before attaining age 35, the explanation of the qualified preretirement survivor annuity shall be provided not later than one year after the termination of employment.

          (i) Determination of Marital Status. Whether a Participant is married and the identity of his or her spouse (if any) shall be determined by the Company as of the earlier of (i) his or her Annuity Starting Date or
     (ii) the date of his or her death.

          (j) Withdrawals. Withdrawals under Subsections 10(a) and (b) of the Plan shall not be permitted by a married Participant unless the spousal consent requirements of Subsection (b) of this Appendix E are satisfied.

          (k) Loans. No loan shall be granted pursuant to Section 11 of the Plan to a married Participant unless the spouse of such Participant, in accordance with the requirements of Subsection (b) of this Appendix E, consents to the assignment of the Plan Benefit as security for repayment of the loan, and any actions the Company subsequently may take under Section 11 of the Plan.

          (l) Beneficiary. In the case of a married Participant, any designation of a person other than his or her spouse as the sole primary Beneficiary, if made before the first day of the Plan Year in which the Participant attains age 35, shall become invalid on such day. The Participant may make a new desig-nation (with spousal consent) on or after such day. If the Participant dies on or after such day without having made a new designation, his or her spouse shall be the Beneficiary.

          A Beneficiary designation shall not be valid unless such designation is made on the Beneficiary designation form prescribed by the Company.

          (m) Contributions. For purposes of the Plan and this Appendix E, the term "Deferred Contributions" as it is defined in the Plan shall also include that portion of a Participant's CMS Plan accounts attribut-able to elective deferral contributions under the CMS Plan that are merged into the Plan from the CMS Plan.

     For purposes of the Plan and this Appendix E, the term "Regular Company Contributions" as it is defined in the Plan shall include that portion of a Participant's CMS Plan accounts attributable to employer profit sharing and matching contributions under the CMS Plan that are merged into the Plan from the CMS Plan.

          (n) Definitions. Capitalized terms that are used in this Appendix E that are not defined below shall have the same meaning as those terms do in the Plan.

               (i) "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or in installments. If the amount payable is a single sum payment, the Annuity Starting Date is the date on which a properly completed claim for such benefit is filed under Section 15 of the Plan.

               (ii) "Qualified Joint and Survivor Annuity" means a monthly annuity which is actuarially equivalent to the Participant's Plan Benefit and which is payable for the joint lives of the Par-ticipant and his or her spouse, with 50 percent of such annuity continued for the life of the survivor.

                                   APPENDIX F
                                   ----------
                           DIRECT TRANSFER PROVISIONS
                           --------------------------
                          (Effective January 1, 1993)

Section 1.
- ---------

          Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Appendix F, a distributee may elect, subject to the conditions and administrative procedures prescribed by the Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

Section 2.  Definitions.
- ---------   -----------

          (a) Eligible Rollover Distributions. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eli-gible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's Benefi-ciary, or for a specified period of 10 years or more; any dis-tribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distri-bution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

          (c) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d) Direct Rollover. A direct rollover is a payment by the Plan to an eligible retirement plan.

          Capitalized terms used in this Appendix F that are not defined herein shall have the same meaning as those terms do in the Plan.

                            HEWLETT-PACKARD COMPANY

               Annual Meeting of Shareholders February 22, 1994

         This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Lewis E. Platt, and D. Craig Nordlund and each of them as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Common Stock of Hewlett-Packard Company held of record by the undersigned on December 27, 1993, at the annual meeting of shareholders to be held on Tuesday, February 22, 1994, or any adjournment thereof.








             IMPORTANT--This Proxy must be signed and dated on the reverse side.

                            HEWLETT-PACKARD COMPANY
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

 _________
/________/
1. Election of Directors--                                              For All
   T.E. Everhart, J.B. Fery, J.P.G. Gimon,               For  Withhold  Except  nominees(s) written below:
   R.A. Hackborn, H.J. Haynes, W.B. Hewlett,             / /    / /      / /
   S.M. Hufstedler, G.A. Keyworth II, P.F. Miller, Jr.,                         ----------------------------------------------------
   S.P. Orr, D.W. Packard, D.E. Petersen, L.E. Platt,
   and R.P. Wayman                                                                4. In their discretion the Proxies are authorized
   (INSTRUCTION: To withhold authority to vote for any                               to vote upon such other business as may
   individual nominee write that nominee's name in the                               properly come before the meeting.
   space provided)
                                                         For  Against  Abstain    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
2. Proposal to Amend the Tax Saving Capital              / /    / /      / /      THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
   Accumulation Plan.                                                             SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                                                                                  WILL BE VOTED FOR ITEMS 1, 2, AND 3.

3. Proposal to Approve the Appointment of                For  Against  Abstain                        Dated___________________, 1994
   Price Waterhouse as Independent Accountants.          / /    / /      / /
                                                                                  --------------------------------------------------
                                                                                  Signature
                                                                                  --------------------------------------------------
                                                                                  Signature

Please sign exactly as your name or names appear on the reverse side. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.